[POCAHONTAS BANCORP, INC. LOGO]





September 16, 1998


Dear Stockholder:

We cordially invite you to attend a Special Meeting of Stockholders of Pocahontas Bancorp, Inc. (the "Company"). The Special Meeting will be held at the Company's main office, 203 West Broadway, Pocahontas, Arkansas, at 10:00 a.m. (Arkansas time) on October 23, 1998.

The business to be conducted at the Special Meeting includes the ratification and approval of the Pocahontas Bancorp, Inc. Stock Option Plan and the ratification and approval of the Pocahontas Bancorp, Inc. Recognition and Retention Plan.

The Board of Directors of the Company has determined that the matters to be considered at the Special Meeting are in the best interest of the Company and its stockholders. The Board of Directors unanimously recommends a vote "FOR" each matter to be considered.

On behalf of the Board of Directors, we urge you to sign, date and return the enclosed proxy card as soon as possible even if you currently plan to attend the Special Meeting. This will not prevent you from voting in person, but will assure that your vote is counted if you are unable to attend the Special Meeting.

Sincerely,



Skip Martin
President and Chief Executive Officer

                            POCAHONTAS BANCORP, INC.
                                203 West Broadway
                                  P.O. Box 427
                           Pocahontas, Arkansas 72455
                                 (870) 892-4595

                                    NOTICE OF
                         SPECIAL MEETING OF STOCKHOLDERS
                         To Be Held On October 23, 1998

         Notice is hereby given that a Special Meeting of Stockholders of Pocahontas Bancorp, Inc. (the "Company") will be held at the Company's main office, 203 West Broadway, Pocahontas, Arkansas, on October 23, 1998 at 10:00 a.m. Arkansas time.

         A Proxy Card and a Proxy Statement for the Meeting are enclosed.

         The Meeting is for the purpose of considering and acting upon:

         1. The ratification and approval of the Pocahontas Bancorp, Inc. Stock Option Plan;
         2. The ratification and approval of the Pocahontas Bancorp, Inc. Recognition and Retention Plan; and

such other matters as may properly come before the Meeting, or any adjournments thereof. The Board of Directors is not aware of any other business to come before the Meeting.

         Any action may be taken on the foregoing proposals at the Meeting on the date specified above, or on any date or dates to which the Meeting may be adjourned. Stockholders of record at the close of business on September 11, 1998, are the stockholders entitled to vote at the Meeting, and any adjournments thereof.

         EACH STOCKHOLDER, WHETHER HE OR SHE PLANS TO ATTEND THE MEETING, IS REQUESTED TO SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD WITHOUT DELAY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. ANY PROXY GIVEN BY THE STOCKHOLDER MAY BE REVOKED AT ANY TIME BEFORE IT IS EXERCISED. A PROXY MAY BE REVOKED BY FILING WITH THE SECRETARY OF THE COMPANY A WRITTEN REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE. ANY STOCKHOLDER PRESENT AT THE MEETING MAY REVOKE HIS OR HER PROXY AND VOTE PERSONALLY ON EACH MATTER BROUGHT BEFORE THE MEETING. HOWEVER, IF YOU ARE A STOCKHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER TO VOTE PERSONALLY AT THE MEETING.

                                              By Order of the Board of Directors



                                                     James A. Edington
                                                     Secretary
Pocahontas, Arkansas
September 16, 1998

--------------------------------------------------------------------------------
IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES.
--------------------------------------------------------------------------------

                                 PROXY STATEMENT


                            POCAHONTAS BANCORP, INC.
                                203 West Broadway
                                  P.O. Box 427
                           Pocahontas, Arkansas 72455
                                 (870) 892-4595


                         SPECIAL MEETING OF STOCKHOLDERS
                                October 23, 1998


         This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Pocahontas Bancorp, Inc. (the "Company") to be used at the Special Meeting of Stockholders of Pocahontas Bancorp, Inc. (the "Meeting"), which will be held at the Company's main office, 203 West Broadway, Pocahontas, Arkansas, on October 23, 1998, at 10:00 a.m., Arkansas Time, and all adjournments of the Meeting. The accompanying Notice of Special Meeting of Stockholders and this Proxy Statement are first being mailed to stockholders on or about September 16, 1998.

                              REVOCATION OF PROXIES

         Stockholders who execute proxies in the form solicited hereby retain the right to revoke them in the manner described below. Unless so revoked, the shares represented by such proxies will be voted at the Meeting and all adjournments thereof. Proxies solicited on behalf of the Board of Directors of the Company will be voted in accordance with the directions given thereon. Please sign and return your Proxy to the Company in order for your vote to be counted. Proxies which are signed, but contain no instructions for voting, will be voted "FOR" the proposals set forth in this Proxy Statement for consideration at the Meeting.

         Proxies may be revoked by sending written notice of revocation to the Secretary of the Company, James A. Edington, at the address of the Company shown above, or by delivering a duly executed proxy bearing a later date. The presence at the Meeting of any stockholder who has given a proxy shall not revoke such proxy unless the stockholder delivers his or her ballot in person at the Meeting or delivers a written revocation to the Secretary of the Company prior to the voting of such proxy.

                 VOTING SECURITIES AND METHOD OF COUNTING VOTES

         Holders of record of the Company's common stock, par value $.01 per share (the "Common Stock") as of the close of business on September 11, 1998 (the "Record Date"), are entitled to one vote for each share then held. As of the Record Date, there were 6,685,299 shares of Common Stock issued and outstanding. The presence in person or by proxy of a majority of the outstanding shares of Common Stock entitled to vote is necessary to constitute a quorum at the Meeting.

         The affirmative vote of holders of a majority of the total votes eligible to be cast at the meeting, is required for approval of the proposals to be voted upon. Broker non-votes, as well as shares as to which the "Abstain" box has been selected on the proxy card will be counted as shares present and entitled to vote and will have the effect of a vote against the matter.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         Persons and groups who beneficially own in excess of 5% of Common Stock are required to file certain reports with the Securities and Exchange Commission (the "SEC") regarding such ownership pursuant to the Securities Exchange Act of 1934 (the "Exchange Act").

         The following table sets forth, as of the Record Date, the shares of Common Stock beneficially owned by the Company's directors, named executive officers (as defined in "--Executive Compensation"), and executive officers and directors as a group, as well as each person who was the beneficial owner of more than 5% of the outstanding shares of Company Common Stock as of the Record Date.

                                                  Amount of Shares
                                                  Owned and Nature        Percent of Shares
                                                    of Beneficial          of Common Stock
  Name and Title                                    Ownership (1)          Outstanding (4)
  --------------                                    -------------          ---------------
Skip Martin, President, Chief Executive
  Officer and Director                                 134,362                1.96%
Ralph P. Baltz, Chairman of the Board                  123,360                1.80
N. Ray Campbell, Director                               34,457                   *
James A. Edington, Executive Vice President,
  Secretary and Director                                97,828                1.43
Charles R. Ervin, Director                              53,935                   *
Robert Rainwater, Director                              25,782                   *
Marcus Van Camp, Director                               25,610                   *
Dwayne Powell, Chief Financial Officer                  21,802                   *


All Directors and Executive Officers                   517,136                7.55%
as a Group (8 persons) (3)

Pocahontas Federal Savings and Loan                    546,853                7.98%
401(k) Savings and Employee Stock
Ownership Plan. (2)

Drake Associates, L.P. and affiliates                  501,224                7.32%
55 Brookville Road
Glen Head, New York  11545

------------------------------------
*    Less than 1%.
(1) Based solely upon the filings made pursuant to the Exchange Act and information furnished by the respective persons. In accordance with Rule 13d-3 under the Exchange Act, a person is deemed to be the beneficial owner for purposes of this table, of any shares of Common Stock if he has sole or shared voting or investment power with respect to such shares, or has a right to acquire beneficial ownership at any time within 60 days from the date as to which beneficial ownership is being determined. As used herein, "voting power" is the power to vote or direct the voting of shares and "investment power" is the power to dispose or direct the disposition of shares. Includes all shares held directly as well as shares owned by spouses and minor children, in trust and other indirect ownership, over which shares the named individuals effectively exercise sole or shared voting or investment power.

(2) Under the Pocahontas Federal Savings and Loan Association 401(k) Savings and Employee Stock Ownership Plan (the "ESOP"), shares allocated to participants' accounts are voted in accordance with the participants' directions. Unallocated shares held by the ESOP are voted by the ESOP Trustee in the manner calculated to most accurately reflect the instructions it has received from the participants regarding the allocated shares. As of the Record Date, 215,035 shares of Common Stock were allocated under the ESOP.
(3) Excludes 33,832 shares of Common Stock or 0.49% of the shares of Common Stock outstanding, owned by the ESOP for the benefit of the employees of the Bank.
(4) Total Common Stock outstanding includes shares that may be acquired pursuant to presently exercisable options.

Executive Compensation

         The following table sets forth for the years ended September 30, 1997, 1996, and 1995, certain information as to the total remuneration paid by the Company to the Chief Executive Officer and all other executive officers whose salary and bonuses exceeded $100,000 ("Named Executive Officers").

                                                                                  Long-Term Compensation
                                                                                --------------------------------
                                              Annual Compensation                 Awards                 Payouts
                                              -------------------                 ------                 -------
                                Year                                  Other     Restricted     Options/                 All
Name and                       Ended                                Annual Com-    Stock         SARS      LTIP        Other
Principal Position           Sept. 30,   Salary (1)     Bonus       pensation     Awards (3)      (#)    Payouts  Compensation (2)
------------------           ---------   ----------     -----       ---------     ----------      ---    -------  ----------------
Skip Martin............         1997     $166,100     $10,200           --            --           --       --        $18,957
    President and Chief         1996      141,100       9,900           --            --           --       --         20,551
    Executive Officer           1995      138,100      11,100           --            --           --       --         21,507

James A. Edington......         1997     $140,000     $ 9,700           --            --           --       --        $19,778
    Executive Vice              1996       95,000       9,700           --            --           --       --         13,071
    President and Secretary     1995       89,883      10,900           --            --           --       --         13,845

Dwayne Powell..........         1997     $100,000          --           --       $53,047           --       --        $    88
    Chief Financial
    Officer(4)

-------------------
(1)  Includes Board of Director and committee fees.
(2) Consists of payments made pursuant to the Bank's Profit Sharing Plan. See "--Benefits for Employees and Officers." Also includes the Bank's contributions or allocations (but not earnings) pursuant to the Bank's Employee Stock Ownership Plan. Does not include benefits pursuant to the Bank's Pension Plan. See "--Benefits for Employees and Officers." The Company also provides its Chief Executive Officer with use of a Company-owned automobile, the value of which use did not exceed the lesser of $50,000 or 10% of such officer's cash compensation.
(3) Represents awards made pursuant to the Bank's Recognition and Retention Plan for Employees, which awards vest in five equal annual installments commencing on March 31, 1995. Dividends on such shares accrue and are paid to the recipient when the shares vest. The value of such shares was determined by multiplying the number of shares awarded by the price at which the shares of common stock were sold in the Bank's initial public offering on such date. At September 30, 1997, Mr. Martin held 2,990, Mr. Edington held 1,994, and Mr. Powell held 1,564 shares, respectively, of common stock that remained subject to restrictions under the Plan. The fair market value of such restricted stock on September 30, 1997 (based on the price of the last sale reported on NASDAQ on such date) was $98,670, $65,802 and $51,612, respectively. Pursuant to resolution of the Board of Directors adopted on January 21, 1998, all outstanding unvested awards were deemed earned as of January 21, 1998.
(4)  Mr. Powell was not employed by the Bank in fiscal year 1996 or 1995.

         Employment Agreements. The Bank has entered into employment agreements with Skip Martin, its President and Chief Executive Officer, James A. Edington, its Executive Vice President and Dwayne Powell, its Chief Financial Officer. Each employment agreement provides for a term of three years. Commencing on the first anniversary date and continuing on each anniversary date thereafter, the Board of Directors may extend each agreement for an additional year such that the remaining terms shall be up to three years unless written notice of nonrenewal is given by the Board of Directors after conducting a performance evaluation. The agreements provide that the base salary of the executive will be reviewed annually. In addition to the base salary, the agreements provide that the executive is to receive all benefits provided to permanent full time employees of the Bank, including among other things, disability pay, participation in stock benefit plans and other fringe benefits applicable to executive personnel. Each agreement permits the Bank to terminate the executive's employment for cause at any time. In the event the Bank chooses to terminate the executive's employment for reasons other than for cause, or upon the termination of the executive's employment for reasons other than a change in control, as defined, or in the event of the executive's resignation from the Bank upon (i) failure to be reelected to his current office, (ii) a material change in his functions, duties or responsibilities, (iii) relocation of his principal place of employment, (iv) the liquidation or dissolution of the Bank or the Company, or (v) a breach of the agreement by the Bank, the executive, or in the event of death, his beneficiaries, would be entitled to receive an amount equal to the greater of the remaining payments, including base salary, bonuses and other payments due under the remaining term of the agreement or three times the average of the executive's base salary, including bonuses and other cash compensation paid, and the amount of any benefits received pursuant to any employee benefit plans maintained by the Bank.

         If termination, voluntary or involuntary, follows a change in control of the Bank, as defined in the agreement, the executive or, in the event of his death, his beneficiaries, would be entitled to a payment equal to the greater of
(i) the payments due under the remaining term of the agreement or (ii) 2.99 times his average annual compensation over the five years preceding termination. The Bank would also continue the executive's life, health, and disability coverage for the remaining unexpired term of the agreement to the extent allowed by the plan or policies maintained by the Bank from time to time.

         Each employment agreement provides that for a period of one year following termination, the executive agrees not to compete with the Bank in any city, town or county in which the Bank maintains an office or has filed an application to establish an office.

Directors' Compensation

         The Company's directors received no separate fees during the fiscal year ended September 30, 1997 and the Company was not organized until after the end of the fiscal year. During the fiscal year ended September 30, 1997, members of the Board of Directors of the Bank each received fees of $1,250 per month. In addition, the Chairman of the Board received an additional $625 per month during the fiscal year ended September 30, 1997. No additional compensation or fees are received for serving as directors of the Bank.

         1994 Stock Option Plan for Outside Directors. The Bank adopted the 1994 Stock Option Plan for Outside Directors of the Bank (the "1994 Directors' Plan") in April 1994, and such plan was subsequently approved by the Bank's stockholders. At that time, non-statutory stock options to purchase 20,643 shares were granted to the outside directors of the Bank. The 1994 Directors' Plan reserved 4,274 options for future grant. Any person who became a non-employee director subsequent to the effective date of the 1994 Directors' Plan was entitled to receive options for 1,424 shares of Bank common stock to the extent options were available. Options granted in 1994 vested ratably at 20% per year commencing on the first September 30th after the effective date of the 1994 Directors' Plan. The exercise price of the options was equal to the fair market value of the shares of Bank Common Stock underlying such option at the time the option was granted, or $10.00 per share of Bank Common Stock for options granted in conjunction with the Bank's initial stock offering. All options granted under the 1994 Directors' Plan were exercisable from time to time in whole or in part, and expired upon the earlier of ten years following the date of grant or three years following the date the optionee ceased to be a director. No options were granted under the 1994 Directors' Plan during the fiscal year ended September 30, 1997. In fiscal year 1997, Ralph P. Baltz, Charles Ervin and W.W. Scott, a former Director, exercised 3,559, 3,559 and 712 options respectively, under the 1994 Directors' Plan. On March 31, 1998, each share of Common Stock of the Bank, including shares underlying the options granted in the 1994 Directors' Plan, was converted (the "Conversion") into
4.0245 shares of Common Stock as part of the mutual to stock conversion of Pocahontas Federal Mutual Holding Company.

         1994 Recognition and Retention Plan for Outside Directors. In April 1994, the Bank adopted the 1994 Recognition and Retention Plan for Outside
Directors (the "1994 Directors' Recognition Plan"), which was subsequently approved by the Bank's stockholders. Awards under the 1994 Directors' Recognition Plan have been granted in the form of shares of Bank Common Stock that were restricted by the terms of the 1994 Directors' Recognition Plan ("Restricted Stock"). During 1994, each outside director of the Bank was awarded

1,238 shares of Bank Common Stock under the 1994 Directors' Recognition Plan, which vested in five equal installments commencing September 30, 1994. In September 1997, Directors Baltz, Rainwater, Campbell, Ervin, and Van Camp each vested in 284 shares of Bank Common Stock and, pursuant to a resolution of the Board of Directors adopted on January 21, 1998, vested in the remaining awards on January 21, 1998. Awards also became fully vested upon a Director's disability, death, retirement or following termination of service in connection with a change in control of the Bank or the Bank's mutual holding company. Unvested shares were forfeited by a Director upon failure to seek reelection, failure to be reelected, or resignation from the Board. Prior to vesting, recipients of awards under the 1994 Directors' Recognition Plan received the cash and stock dividends paid with respect to the restricted stock and were permitted to vote the shares of restricted stock allocated to them. As part of the Conversion on March 31, 1998, each share of common stock of the Bank, including the shares issued pursuant to the 1994 Directors' Recognition Plan, was converted into 4.0245 shares of Common Stock.

         Director Plan. The Bank maintains a non-tax qualified Director Plan that provides Directors who serve on the Board of Directors until the age of 60 or, in some cases, 65, with an annual benefit equal to a predetermined amount ranging between $29,316 and $35,640 following the Directors' termination of service due to retirement, death, or after a change in control. Benefits are payable monthly to the Director, or in the case of his death, to his beneficiary, over a period of twenty years. The Director Plan provides for a $15,000 "burial benefit," which is designated for the payment of burial and/or funeral expenses. In the event of a Director's disability, the Director will be entitled to a disability benefit equal to the annuitized present value of his accrued benefit payable monthly for twenty years. In addition, upon the Director's death following disability, the Director's beneficiary will receive an additional lump sum benefit equal to up to $600,000, reduced by all prior contributions made to the Director Plan on behalf of the Director.

         The Bank and the Director Plan participants have each established an irrevocable trust in connection with the Director Plan. These trusts will be funded with contributions from the Bank for the purpose of providing the benefits promised under the terms of the Director Plan. The assets of the trusts established by the participants will be beneficially owned by the Director Plan participants, who will recognize income as contributions are made to the trust. Earnings on the trusts' assets are taxable to the participants. The trustee of the trusts may invest the trusts' assets in the Company Common Stock and may purchase life insurance on the lives of the participants with assets of the trusts.

         Director Emeritus Plan. The Bank currently has two former directors who have been appointed "Director Emeritus." Upon reaching age 70 with 10 years of continuous service as a Director, each current Director Emeritus was, upon retirement from the Board of Directors, appointed a "Director Emeritus" in exchange for performing consulting services for the Board of Directors. Under the current plan, in consideration of his services, a Director Emeritus will receive an annual fee of $18,000 for a ten year period (the "benefit period") following the Director's designation as a Director Emeritus. The Director Emeritus Plan provides for survivor benefits payable to a designated beneficiary in an amount equal to the annual fee for the remainder of the ten year period, plus a $10,000 "burial benefit," which is designated for the payment of burial and/or funeral expenses.

Benefits for Employees and Officers

         1994 Incentive Stock Option Plan. In April 1994, the Bank adopted the 1994 Incentive Stock Option Plan (the "Incentive Option Plan") for officers and employees of the Bank and its affiliates, and such plan was subsequently approved by the Bank's stockholders. The Incentive Option Plan is administered by a committee of outside Directors. The Incentive Option Plan authorizes the grant of incentive stock options within the meaning of Section 422 of the Internal Revenue Code of 1986 (the "Code"), "non-statutory options," which do not qualify as incentive stock options, and certain "limited rights" exercisable only upon a change in control of the Bank or its mutual holding company.

         Incentive stock options (with limited rights) for 49,833 shares of Bank Common Stock were granted to employees and officers contemporaneously with the completion of the Bank's initial stock offering in April 1994 at an exercise price of $10.00. No options were granted or exercised under the Incentive Option Plan during the fiscal year ended September 30, 1997.

         At September 30, 1997, the number of shares of Bank Common Stock underlying unexercised options granted to all participants as a group was 48,052 and the unrealized value of such stock options was $1.1 million (based on the difference between the strike price for such options and the price for the Bank Common Stock underlying such options on the last sale date reported on Nasdaq on September 30, 1997). All such options granted were exercisable at $10.00 per share. The following table sets forth certain information regarding the shares acquired and the value realized during fiscal year 1997 by certain executive officers of the Bank at September 30, 1997. As part of the

Conversion on March 31, 1998, each share of common stock of the Bank, including shares underlying the options granted in the Stock Option Plan, was converted into 4.0245 shares of Common Stock.

                                   AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND
                                              FISCAL YEAR-END OPTION VALUES
                                Shares
                              Acquired       Value           Number of Unexercised           Value of Unexercised In-
           Name                 Upon        Realized               Options at                  The-Money Options at
                              Exercise                          Fiscal Year-End                   Fiscal Year-End
                                                           Exercisable/Unexercisable         Exercisable/Unexercisable
----------------------------------------------------------------------------------------------------------------------
Skip Martin                     --             --                  14,950/9,966                 $343,850/$229,218

James A. Edington               --             --                   7,475/4,983                 $171,925/$114,609

         Recognition and Retention Plan. In April 1994, the Bank established the Recognition and Retention Plan for Employees (the "Employees' RRP") as a method of providing officers and key employees with a proprietary interest in the Bank in a manner designed to encourage such persons to remain with the Bank. At the time of implementation of this plan, 29,900 shares of Bank Common Stock were awarded to officers and key employees of the Bank.

         A Committee of the Board of Directors of the Bank composed of all of the outside Directors of the Bank administers the Employees' RRP. Awards were granted in the form of shares of Bank Common Stock that were restricted by the terms of the Employees' RRP ("Restricted Stock"). Restricted Stock is nontransferable and nonassignable. Participants in the Employees' RRP become vested in shares of Bank Common Stock covered by an award, and all restrictions lapse, at a rate of 20% per year commencing on March 31, 1995. Pursuant to a resolution of the Board of Directors adopted on January 21, 1998, all outstanding unvested awards were deemed earned as of January 21, 1998. Awards to officers and employees become fully vested (i.e., all restrictions lapse) upon termination of employment due to normal retirement, death, or disability or following a termination of employment in connection with a change in control of the Bank or its mutual holding company. Upon termination of employment for any other reason, unvested shares of Restricted Stock are forfeited. The holders of the Restricted Stock have the right to vote such shares during the restricted period and receive the cash and stock dividends with respect to the Restricted Stock when declared and paid. The holders may not sell, assign, transfer, pledge or otherwise encumber any of the Restricted Stock during the restricted period. As part of the Conversion on March 31, 1998, each share of common stock of the Bank, including the shares issued pursuant to the Employees' RRP, was converted into 4.0245 shares of Common Stock.

         401(k) Savings and Employee Stock Ownership Plan. The Bank merged its Employee Stock Ownership Plan ("ESOP") and Profit Sharing Plan to form the 401(k) Savings and Employee Stock Ownership Plan (the "KSOP"), effective October 1, 1997, to enable participants to invest in Bank Common Stock with the pre-tax deferral of their salary ("Elective Deferrals"). The KSOP is a tax-qualified plan subject to the requirements of the Employee Retirement Income Security Act of 1974 ("ERISA") and the Code. Employees with a year of service with the Bank during which they worked at least 1,000 hours and who have attained age 21 are eligible to participate in any ESOP, matching or discretionary contributions under the plan. Any employee with one hour of service may participate in making any Elective Deferrals.

         The ESOP portion of the KSOP provides the plan with the ability to borrow money for the purpose of purchasing Bank Common Stock. As part of the Conversion, the ESOP portion of the KSOP borrowed funds from the Company and used those funds to purchase a number of shares equal to 8% of the Common Stock issued in the Conversion. Collateral for the loan was the Common Stock purchased by the KSOP. Shares purchased with the ESOP loan are held in a suspense account for allocation among participants' accounts as the loan is repaid. As the ESOP loan is repaid from contributions the Bank makes to the ESOP portion of the KSOP, shares are released from the suspense account in an amount proportional to the repayment of the KSOP loan. The released shares are allocated among the ESOP accounts of participants who have a 1000 hours of service for the current plan year and are employed on the last day of the plan year, on the basis of compensation in the year of allocation, up to an annual adjusted maximum level of compensation. As part of the Conversion on March 31, 1998, each share of common stock of the Bank, including shares in the KSOP, was converted into
4.0245 shares of Common Stock.

         Participants may elect to defer up to 15% of their salary into the KSOP ("Elective Deferrals") . The Bank may, in its discretion, make discretionary ("Discretionary Contributions") and/or matching contributions ("Matching Contributions") to the KSOP. Benefits in the ESOP, Discretionary Contributions and Matching Contributions generally will become 100% vested after five years of credited service. Employees are 100% vested in the Elective Deferral accounts and rollover accounts at all times under the plan. Participants will be credited for years of service with the Bank prior to the effective date of the plan. Forfeitures of Matching and Discretionary Contributions will be used to reduce such contributions in succeeding plan years; forfeitures of ESOP Contributions are reallocated among remaining participating employees in the same proportion as contributions. Benefits may be payable upon death, retirement, early retirement, disability, or separation from service in a lump sum or, at the election of the participant, in installments not to exceed five years. The Bank's contributions to the KSOP are discretionary, subject to the ESOP loan terms and tax law limits, so benefits payable under the KSOP cannot be estimated.

         The KSOP provides for loans to employees not to exceed 50% of their vested Discretionary Contribution, Elective Deferral, Matching Contribution or Rollover Account balances, or $50,000. Withdrawals are permitted only to the extent of hardship (e.g., medical expenses), to purchase a primary residence, for limited education expenses or any other condition or event as determined by the Commissioner of the Internal Revenue Service from the vested portion of the Discretionary Contribution, Elective Deferral, Matching Contribution or Rollover Accounts.

         A committee was appointed by the Board of Directors of the Bank to administer the KSOP (the "KSOP Committee"). The KSOP Committee instructs the trustee regarding investment of funds contributed to the KSOP. The KSOP trustee is required to vote all allocated shares held in the KSOP in accordance with the instructions of the participants; unallocated shares shall be voted in a manner calculated to reflect most accurately the instructions the KSOP trustee has received from participants regarding the allocated stock. If no shares have been allocated, KSOP participants will be deemed to have one share of stock allocated to his account for the sole purpose of providing the trustee with voting instructions. Under ERISA, the Secretary of Labor is authorized to bring an action against the KSOP trustee for the failure of the KSOP trustee to comply with its fiduciary responsibilities. Such a suit could seek to enjoin the KSOP trustee from violating its fiduciary responsibilities and could result in the imposition of civil penalties or criminal penalties if the breach is found to be willful.

         Supplemental Retirement Plan. In November 1993, management of the Bank approved a supplemental retirement plan (the "Retirement Plan") for the Bank's former Chairman of the Board, Mr. Joe R. Martin, who retired in January 1996. The plan provides for an annual payment of $75,000 per year for ten years. The payment will be made to Mr. Martin's spouse in the event of his death during such ten-year period. In fiscal 1997, the Board approved an additional $75,000 and a one year extension of the Retirement Plan.

         Supplemental Executive Retirement Plan. The Bank has implemented a non-qualified Supplemental Executive Retirement Plan ("SERP") to provide a select group of management and highly compensated employees with additional benefits following termination of employment due to retirement, death, after a change in control or involuntary termination. The contribution made to the SERP is intended to provide an actuarially determined annual benefit of $182,143 for Skip Martin, $147,143 for James A. Edington, and $214,286 for Dwayne Powell, payable monthly for 20 years. In the event of the employee's disability, the employee will be entitled to a disability benefit equal to the annuitized present value of his accrued benefit payable monthly for twenty years. In addition, upon the employee's death following disability, the director's beneficiary will receive an additional lump sum death benefit equal to $3.0 million, $2.7 million and $2.6 million in the case of Messrs. Martin, Edington, and Powell, respectively, reduced by all prior contributions made to the SERP on behalf of the participant. The SERPs also provide for a $15,000 "burial benefit," which is designated for the payment of burial and/or funeral expenses.

         The Bank and the SERP participants have each established an irrevocable trust in connection with each SERP. These trusts will be funded with contributions from the Bank for the purpose of providing the benefits promised under the terms of the SERP. The assets of the trusts will be beneficially owned by the SERP participants, who will recognize income as contributions are made to the trusts. Earnings on the trust's assets are taxable to the participant. The trustee of the trust may invest the trust's assets in the Company Common Stock and may purchase life insurance on the life of the participant with assets of the trust.

Stock Performance Graph

         The Common Stock of the Company has traded only since March 31, 1998. Following the close of trading on March 31, 1998, each share of common stock of the Bank was converted into 4.0245 shares of Common Stock in connection with the Conversion. The graph compares the cumulative total return including dividends for the period ending on September 30, 1997, for the following: (a) the common stock of the Bank (the predecessor of the Company) beginning with the sale of Bank Common Stock in the Bank's stock offering on April 4, 1994, (b) stocks included in the Nasdaq Composite Index, beginning with the close of trading on April 4, 1994, and (c) stocks included in the SNL Thrift Index, beginning with the close of trading on April 4, 1994.


                 [GRAPHIC-GRAPH PLOTTED TO POINTS LISTED BELOW]

                                                       Cumulative Return on Pocahontas Federal Common Stock
                                                     -------------------------------------------------------
                                                      4/4/94     9/30/94     9/30/95     9/30/96     9/30/97
                                                     -------     -------     -------     -------     -------
Pocahontas Federal Savings and Loan Association        100.0       27.5       45.71       70.75       281.4
Nasdaq Composite Index                                 100.0        5.1       41.26       68.67       131.7
SNL Thrift Index                                       100.0       17.97      52.8        81.06       211.1

Indebtedness of Management

         All loans made by the Bank to the Bank's directors, executive officers, and members of such persons' families were made in the ordinary course of business, on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and did not involve more than the normal risk of collectibility or present other unfavorable factors. All such loans comply with federal regulations relating to loans to such persons.

--------------------------------------------------------------------------------
                 PROPOSAL I -- RATIFICATION AND APPROVAL OF THE
                   POCAHONTAS BANCORP, INC. STOCK OPTION PLAN
--------------------------------------------------------------------------------

General

         Establishment and implementation of the Pocahontas Bancorp, Inc. Stock Option Plan are subject to approval by stockholders and the satisfaction of certain other conditions.

         The Pocahontas Bancorp, Inc. Stock Option Plan (the "Stock Option Plan") has been adopted by the Board of Directors of the Company, subject to ratification by stockholders at the Special Meeting. Pursuant to the Stock Option Plan, 357,075 shares of the Company's Common Stock are reserved for issuance by the Company under the Stock Option Plan. Since stockholders do not have preemptive rights, to the extent the Company issues all shares reserved for issuance under the Stock Option Plan from authorized but unissued shares, the interests of current stockholders will be diluted 5.07%.

         The Board of Directors believes that it is appropriate for the Company to adopt a flexible and comprehensive stock option plan which permits the granting of a variety of long-term incentive awards to directors, officers and employees as a means of enhancing and encouraging the recruitment and retention of those individuals on whom the continued success of the Company most depends. However, because the awards are granted only to persons affiliated with the Company, the adoption of the Stock Option Plan could make it more difficult for a third party to acquire control of the Company and therefore could discourage offers for the Company's stock that may be viewed by the Company's stockholders to be in their best interest.

         The Company will implement the Stock Option Plan promptly following stockholder approval, but has not yet determined to whom options will be granted, or at what quantity these awards will be made. However, in connection with the Conversion, Office of Thrift Supervision ("OTS") regulations place the following restrictions on implementation of the Stock Option Plan within one year following the completion of the Conversion, or before March 31, 1999:

         1. No individual may receive more than twenty-five percent of the shares granted pursuant to the Stock Option Plan, and non-employee directors may not receive more than five percent of the stock granted individually, or thirty percent of the stock granted in the aggregate pursuant to the Stock Option Plan;

         2. Stock options may be granted at no less than the market price of the Company's Common Stock on the date of grant; and

         3. Stock options may vest no earlier than one year from the date the Stock Option Plan is approved by the shareholders, may not vest at a rate in excess of 20% per year, and may not provide for accelerated vesting except in the case of disability or death.

         Attached as Exhibit A to this Proxy Statement is the complete text of the Stock Option Plan. The principal features of the Stock Option Plan are summarized below.

Principal Features of the Stock Option Plan

         The Stock Option Plan provides for awards in the form of stock options, reload options, limited stock appreciation rights ("Limited Rights") and dividend equivalent rights. Each award shall be on such terms and conditions, consistent with the Stock Option Plan and applicable OTS Regulations, as the committee administering the Stock Option Plan may determine.

         The term of stock options generally will not exceed ten years from the date of grant. Stock options granted under the Stock Option Plan may be either "Incentive Stock Options" as defined under Section 422 of the Code or stock options not intended to qualify as such ("non-qualified stock options").

         Shares issued upon the exercise of a Stock Option may be either authorized but unissued shares or reacquired shares held by the Company in its treasury. Any shares subject to an award which expires or is terminated unexercised will again be available for issuance under the Stock Option Plan. Generally, in the discretion of the Board, all or any non-qualified stock options granted under the Stock Option Plan may be transferable by the Participant but only to the persons or classes of persons determined by the Board. No other award or any right or interest therein is assignable or transferable except under certain limited exceptions set forth in the Stock Option Plan.

         The Stock Option Plan is administered by a committee of the Board (the "Committee") consisting of either two or more "non-employee directors" (as defined in the Stock Option Plan), or the entire Board. The members of the Committee shall be appointed by the Board. Currently, the Committee is comprised of the non-employee members of the Board of Directors. Pursuant to the terms of the Stock Option Plan, any director, officer or employee of the Company or its affiliates is eligible to participate. Subject to OTS regulation and policy, the Stock Option Committee will determine to whom the awards will be granted, in what amounts, and the period over which such awards will vest. In granting awards under the Stock Option Plan, the Committee considers, among other things, position and years of service, value of the individual's services to the Company and the Bank and the added responsibilities of such individuals as employees, directors and officers of a public company.

         The exercise price of Incentive Stock Options and non-statutory options will be at least 100% of the fair market value of the underlying Common Stock at the time of the grant. The last sale price of the Common Stock on September 11, 1998 was $7.125 per share. The exercise price may be paid in cash or Common Stock.

Stock Options

         Incentive stock options can only be granted to employees of the Bank and/or the Company. Nonemployee directors will be granted nonstatutory stock options. No option granted to an employee in connection with the Stock Option Plan will be exercisable as an Incentive Stock Option subject to incentive tax treatment if exercised more than three months after the date on which the optionee terminates employment with the Bank and/or the Company, except as set forth below. If an optionee terminates employment with the Bank or the Company, any Incentive Stock Options exercised more than three months following the date the optionee terminates employment shall be treated as a nonstatutory stock option as described above; provided, however, that in the event of death or disability, incentive stock options may be exercised and receive incentive tax treatment for up to at least one year following termination of employment, subject to the requirements of the Code.

         In the event of death or disability of an optionee, or termination of employment or service as a result of normal retirement or following a Change in Control, the Bank and/or the Company, if requested by the optionee or beneficiary, may elect, in exchange for the option, to pay the optionee or beneficiary, the amount by which the fair market value of the Common Stock exceeds the exercise price of the option on the date of the optionee's termination of employment or service.

Limited Stock Appreciation Rights

         The Committee may grant Limited Rights simultaneously with the grant of any option. A Limited Right gives the option holder the right, upon a change in control of the Company or the Bank, to receive the excess of the market value of the shares represented by the Limited Rights on the date exercised over the exercise price. Limited Rights generally will be subject to the same terms and conditions and exercisable to the same extent as stock options, as described above. Payment upon exercise of a Limited Rights will be in cash, or in the event of a change in control in which pooling accounting treatment is a condition to the transaction, for shares of stock of the Company, or in the event of a merger transaction, for shares of the acquiring corporation or its parent, as applicable.

         Limited Rights may be granted at the time of, and must be related to, the grant of a stock option. The exercise of one will reduce to that extent the number of shares represented by the other. If a Limited Right is granted with and related to an Incentive Stock Option the Limited Rights must satisfy all the restrictions and limitations to which the related Incentive Stock Option is subject.

Dividend Equivalent Rights

         Dividend equivalent rights may also be granted at the time of the grant of a stock option. Dividend equivalent rights entitle the option holder to receive an amount of cash at the time that certain extraordinary dividends are declared equal to the amount of the extraordinary dividend multiplied by the number of options that the person holds. For these purposes, an extraordinary dividend is defined under the Stock Option Plan as any dividend paid on shares of Common Stock where the rate of dividend exceeds the Bank's weighted average cost of funds on interest-bearing liabilities for the current and preceding three quarters.

Reload Options

         Reload options may also be granted at the time of the grant of a stock option. Reload options entitle the option holder, who has delivered shares that he or she owns as payment of the exercise price for option stock, to a new option to acquire additional shares equal in amount to the shares he or she has traded in. Reload options may also be granted to replace option shares retained by the employer for payment of the option holder's withholding tax. The option price at which additional shares of stock can be purchased by the option holder through the exercise of a reload option is equal to the market value of the previously owned stock at the time it was surrendered to the employer. The option period during which the reload option may be exercised expires at the same time as that of the original option that the holder has exercised in which market value consideration is received in exchange for such issuance.

Effect of Adjustments

         Shares as to which awards may be granted under the Stock Option Plan, and shares then subject to awards, will be adjusted by the Stock Option
Committee in the event of any merger, consolidation, reorganization, recapitalization, stock dividend, stock split, combination or exchange of shares or other change in the corporate structure of the Company.

         In the case of any merger, consolidation or combination of the Company with or into another holding company or other entity, whereby either the Company is not the continuing holding company or its outstanding shares are converted into or exchanged for securities, cash or other property, or any combination thereof, any individual to whom a stock option or Limited Rights has been granted at least six months prior to such event will have the right (subject to the provisions of the Stock Option Plan and any applicable vesting period) upon exercise of the option or Limited Rights to an amount equal to the excess of fair market value on the date of exercise of the consideration receivable in the merger, consolidation or combination with respect to the shares covered or represented by the stock option or Limited Rights over the exercise price of the option multiplied by the number of shares with respect to which the option or Limited Rights has been exercised.

Amendment and Termination

         The Board may at any time, subject to OTS regulations and policy, amend, suspend or terminate the Stock Option Plan or any portion thereof, provided, however, that no such amendment, suspension or termination shall impair the rights of any individual, without his consent, in any Award made pursuant to the Plan. Unless previously terminated, the Stock Option Plan shall continue in effect for a term of ten years, after which no further awards may be granted under the Stock Option Plan.

         The Company will not implement the Stock Option Plan unless such plan has been approved by a majority vote of shares present and voting at the Meeting. Stockholder approval will also enable the recipients of options to qualify for certain exemptive treatment from the short-swing profit recapture provisions of Section 16(b) of the Exchange Act.

Federal Income Tax Consequences

         Under present federal income tax laws, awards under the Stock Option Plan will have the following consequences:

(1) The grant of an Award, by itself, will neither result in the recognition of taxable income to the Individual nor entitle the Company to a deduction at the time of such grant.

(2) The exercise of a stock option which is an "Incentive Stock Option" within the meaning of Section 422 of the Code will generally not, by itself, result in the recognition of taxable income to the Individual nor entitle the Company to a deduction at the time of such exercise. However, the difference between the exercise price and the fair market value of the option shares on the date of exercise is an item of tax preference which may, in certain situations, trigger the alternative minimum tax. The alternative minimum tax is incurred only when it exceeds the regular income tax. The alternative minimum tax will be payable at the rate of 26% to the first $175,000 of "ordinary income" in excess of $33,750 (single person) or $45,000 (married person filing jointly). This tax applies at a flat rate of 28% of so much of the taxable ordinary income in excess of $175,000. The alternative minimum tax will be payable at a maximum rate of 20% on net capital gain. If a taxpayer has alternative minimum taxable income in excess of $150,000 (married persons filing jointly) or $112,500 (single person), the $45,000 or $33,750 exemptions are reduced by an amount equal to 25% of the amount by which the alternative minimum taxable income of the taxpayer exceeds $150,000 or $112,500, respectively. The Individual will recognize long term capital gain or loss upon the resale of the shares received upon such exercise, provided the Individual holds the shares for more than eighteen months from the date of exercise.

(3) The sale of an Incentive Stock Option share prior to the applicable holding period, i.e., the longer of two years from the date of grant of the Incentive Stock Option or one year from the date of exercise, will cause any gain to be taxed at ordinary income tax rates, with respect to the spread between the exercise price and the fair market value of the share on the date of exercise and at short term capital gains rates with respect to any post exercise appreciation in the value of the share.

(4) The sale of an Incentive Stock Option share after one year from the date of exercise, will generally result in mid or long term capital gain or loss.

(5) The exercise of a stock option which is not an Incentive Stock Option, i.e., a non-qualified stock option, will result in the recognition of ordinary income on the date of exercise in an amount equal to the difference between the exercise price and the fair market value on the date of exercise of the shares acquired pursuant to the stock option.

(6) The exercise of a Limited Rights will result in the recognition of ordinary income by the individual on the date of exercise in an amount of cash, and/or the fair market value on that date of the shares, acquired pursuant to the exercise.

(7) Reload options are of the same type (nonstatutory or incentive stock option) as the option that the option holder exercised. Therefore, the tax consequences of the reload option are determined under the applicable tax rules for non-qualified or incentive stock options.

(8) The receipt of a cash payment pursuant to a dividend equivalent right will result in the recognition of compensation or self-employment income by the recipient.

(9) The Company will be allowed a deduction at the time, and in the amount of, any ordinary income recognized by the Individual under the various circumstances described above, provided that the Company meets its federal withholding tax obligations.

      The affirmative vote of a majority of shares present at the Special Meeting in person or by proxy is required for approval of the Stock Option Plan.

      UNLESS MARKED TO THE CONTRARY, THE SHARES REPRESENTED BY THE ENCLOSED PROXY WILL BE VOTED FOR THE RATIFICATION AND APPROVAL OF THE STOCK OPTION PLAN.

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE RATIFICATION AND APPROVAL OF THE STOCK OPTION PLAN.

--------------------------------------------------------------------------------
                  PROPOSAL II--RATIFICATION AND APPROVAL OF THE
             POCAHONTAS BANCORP, INC. RECOGNITION AND RETENTION PLAN
--------------------------------------------------------------------------------

General

      Establishment  and   implementation  of  the  Pocahontas   Bancorp,   Inc.
Recognition and Retention Plan are subject to approval by stockholders, and the satisfaction of certain other conditions.

      Subject to stockholder approval at the Special Meeting, the Company has established the Pocahontas Bancorp, Inc. Recognition and Retention Plan (the "RRP") as a method of providing certain employees and nonemployee directors of the Bank and/or the Company with a proprietary interest in the Company in a manner designed to encourage such persons to remain with the Bank and the Company and to provide further incentives to achieve corporate objectives. The following discussion is qualified in its entirety by reference to the RRP, which is attached hereto as Exhibit B.

      The Company intends to contribute shares, or sufficient funds for the RRP to acquire authorized but unissued shares, of Common Stock of the Company in an aggregate amount of 142,830 shares of Common Stock, which will be available to be awarded to employees and nonemployee directors. Alternatively, such shares may be purchased in the open market. To the extent the Company utilizes authorized but unissued shares to fund the RRP, the interests of the current stockholders will be diluted by 2.09%.

      The Company will implement the RRP promptly following stockholder approval, but has not yet determined to whom shares of Common Stock will be awarded, or at what quantities these awards will be made. However, in connection with the Conversion, OTS regulations place the following restrictions on implementation of the RRP within one year following the completion of the Conversion, or before March 31, 1999:

      1. No individual shall receive more than twenty-five percent of the shares granted pursuant to the RRP, and non-employee directors may not receive more than five percent of the stock granted individually, or thirty percent of the stock granted in the aggregate pursuant to the RRP; and

      2. The Restricted Stock may vest no earlier than one year from the date the RRP's approved by the shareholders, may not vest at a rate in excess of 20% per year, and shall not provide for accelerated vesting except in the case of disability or death.

Principal Features of the RRP

         The RRP provides for the award of shares of Common Stock ("RRP Shares") subject to the restrictions described below. Each award under the RRP will be made on terms and conditions, consistent with the RRP.

         The RRP is administered by a committee of the Board consisting of either (i) at least two "non-employee directors" (as defined in the RRP) or (ii) the entire Board (the "RRP Committee"). The members of the RRP Committee shall be appointed by the Board. Currently, the RRP Committee is comprised of the non-employee members of the Board of Directors. The RRP Committee will select the recipients and terms of awards pursuant to the RRP. Pursuant to the terms of the RRP, any director, officer or employee of the Company or its affiliates may be selected by the RRP Committee to participate in the RRP. In determining to whom and in what amount to grant awards, the RRP Committee considers the position and responsibilities of eligible employees, the value of their services to the Company and the Bank and other factors it deems relevant. As of September 16, 1998, there were five non-employee directors eligible to participate in the RRP.

         In the event a recipient ceases to maintain continuous service with the Company or the Bank by reason of death or disability, RRP Shares still subject to restrictions will vest and be free of these restrictions. In the event of termination for any other reason, all nonvested shares will be forfeited and returned to the Company. Prior to vesting of the nonvested RRP shares, a recipient will have the right to vote the nonvested RRP Shares which have been awarded to the recipient and will receive any dividends declared on such RRP Shares. RRP Shares are subject to forfeiture if the recipient fails to remain in the continuous service (as defined in the RRP) as an employee, officer, or director of the Company or the Bank for a stipulated period (the "restricted period").

Effect of Adjustments

         Restricted stock awarded under the RRP will be adjusted by the RRP Committee in the event of a reorganization, recapitalization, stock split, stock dividend, combination or exchange of shares, merger, consolidation or other change in corporate structure.

Federal Income Tax Consequences

         Holders of restricted stock will recognize ordinary income on the date that the shares of restricted stock are no longer subject to a substantial risk of forfeiture, in an amount equal to the fair market value of the shares on that date. In certain circumstances, a holder may elect to recognize ordinary income and determine such fair market value on the date of the grant of the restricted stock. Holders of restricted stock will also recognize ordinary income equal to their dividend or dividend equivalent payments when such payments are received. Generally, the amount of income recognized by individuals will be a deductible expense for tax purposes by the Bank.

Amendment to the RRP

         The Board of Directors of the Company may at any time, subject to OTS regulations and policy, amend, suspend or terminate the RRP or any portion thereof, provided, however, that no such amendment, suspension or termination shall impair the rights of any award recipient, without his consent, in any award therefore made pursuant to the RRP.

         The affirmative vote of a majority of shares present at the Special Meeting in person or by proxy is required to approve the RRP. Stockholder approval will enable recipients of Recognition Plan awards to qualify for certain exemptive treatment from the short-swing profit provisions of Section 16(b) of the Exchange Act.

         UNLESS MARKED TO THE CONTRARY, THE SHARES REPRESENTED BY THE ENCLOSED PROXY WILL BE VOTED FOR THE RATIFICATION AND APPROVAL OF THE RRP.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE RATIFICATION AND APPROVAL OF THE RECOGNITION PLAN.


                              STOCKHOLDER PROPOSALS

         In order to be eligible for inclusion in the Company's proxy materials for the next Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting had to have been received at the Company's executive office, 203 West Broadway, P.O. Box 427, Pocahontas, Arkansas 72445, no later than August 21, 1998. Any such proposals shall be subject to the requirements of the proxy rules adopted under the Exchange Act.

                                  OTHER MATTERS

         The Board of Directors is not aware of any business to come before the Meeting other than the matters described above in the Proxy Statement. However, if any matters should properly come before the Meeting, it is intended that holders of the proxies will act in accordance with their best judgment.

                                  MISCELLANEOUS

         The cost of solicitation of proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock. In addition to solicitations by mail, directors, officers and regular employees of the Company may solicit proxies personally or by telegraph or telephone without additional compensation.

A COPY OF THE BANK'S REPORT ON FORM 10-K FOR THE YEAR ENDED SEPTEMBER 30, 1997, AND A COPY OF THE BANK'S 1997 ANNUAL REPORT TO STOCKHOLDERS WILL BE FURNISHED WITHOUT CHARGE TO STOCKHOLDERS AS OF THE RECORD DATE UPON WRITTEN REQUEST TO JAMES A. EDINGTON, SECRETARY, POCAHONTAS BANCORP, INC., 203 WEST BROADWAY, P.O. BOX 427, POCAHONTAS, ARKANSAS 72455.

                                              BY ORDER OF THE BOARD OF DIRECTORS



                                                     James A. Edington
                                                     Secretary

Pocahontas, Arkansas
September 16, 1998

                                                                       EXHIBIT A

                            POCAHONTAS BANCORP, INC.

                                STOCK OPTION PLAN


1.       Purpose

         The purpose of the Pocahontas Bancorp, Inc. Stock Option Plan (the "Plan") is to advance the interests of the Company and its stockholders by providing Key Employees and Outside Directors of the Company and its Affiliates, including Pocahontas Federal Savings and Loan Association (the "Bank"), upon whose judgment, initiative and efforts the successful conduct of the business of the Company and its Affiliates largely depends, with an additional incentive to perform in a superior manner as well as to attract people of experience and ability.

2.       Definitions

         "Affiliate" means any "parent corporation" or "subsidiary corporation" of the Company or the Bank, as such terms are defined in Section 424(e) or 424(f), respectively, of the Code, or a successor to a parent corporation or subsidiary corporation.

         "Award" means an Award of Non-Statutory Stock Options, Incentive Stock Options, Reload Options, Limited Rights, and/or Dividend Equivalent Rights granted under the provisions of the Plan.

         "Bank" means Pocahontas Federal Savings and Loan Association, or a successor corporation.

         "Beneficiary" means the person or persons designated by a Participant to receive any benefits payable under the Plan in the event of such Participant's death. Such person or persons shall be designated in writing on forms provided for this purpose by the Committee and may be changed from time to time by similar written notice to the Committee. In the absence of a written designation, the Beneficiary shall be the Participant's surviving spouse, if any, or if none, his estate.

         "Board" or "Board of Directors" means the board of directors of the Company or its Affiliate, as applicable.

         "Cause" means personal dishonesty, willful misconduct, any breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, or the willful violation of any law, rule or regulation (other than traffic violations or similar offenses) or a final cease-and-desist order, any of which results in a material loss to the Company or an Affiliate.

         "Change in Control" of the Bank or the Company means a change in control of a nature that: (i) would be required to be reported in response to
Item 1(a) of the current report on Form 8-K, as in effect on the date hereof, pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 (the "Exchange Act"); or (ii) results in a Change in Control of the Bank or the Company within the meaning of the Home Owners Loan Act, as amended ("HOLA"), and applicable rules and regulations promulgated thereunder, as in effect at the time of the Change in Control; or (iii) without limitation such a Change in Control shall be deemed to have occurred at such time as (a) any "person" (as the term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 25% or more of the combined voting power of Company's outstanding securities except for any securities purchased by the Bank's employee stock ownership plan or trust; or
(b) individuals who constitute the Board on the date hereof (the "Incumbent Board") cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to the date hereof whose election was approved by a vote of at least three-quarters of the directors comprising the Incumbent Board, or whose nomination for election by the Company's stockholders was approved by the same Nominating Committee serving under an Incumbent Board, shall be, for purposes of this clause (b), considered as though he were a member of the Incumbent Board; or (c) a plan of reorganization, merger, consolidation, sale of all or substantially all the assets of the Bank or the Company or similar transaction in which the

Bank or Company is not the surviving institution occurs; or (d) a proxy statement soliciting proxies from stockholders of the Company, by someone other than the current management of the Company, seeking stockholder approval of a plan of reorganization, merger or consolidation of the Company or similar transaction with one or more corporations as a result of which the outstanding shares of the class of securities then subject to the Plan are to be exchanged for or converted into cash or property or securities not issued by the Company; or (e) a tender offer is made for 25% or more of the voting securities of the Company and the shareholders owning beneficially or of record 25% or more of the outstanding securities of the Company have tendered or offered to sell their shares pursuant to such tender offer and such tendered shares have been accepted by the tender offeror.

         "Code" means the Internal Revenue Code of 1986, as amended.

         "Committee" means a Committee of the Board consisting of either (i) at least two Non-Employee Directors of the Company, or (ii) the entire Board of the Company.

         "Common Stock" means shares of the common stock of the Company, par value $.01 per share.

         "Company" means Pocahontas Bancorp, Inc. or a successor corporation.

         "Continuous Service" means employment as a Key Employee and/or service as an Outside Director without any interruption or termination of such employment and/or service. Continuous Service shall also mean a continuation as a member of the Board of Directors following a cessation of employment as a Key Employee. In the case of a Key Employee, employment shall not be considered interrupted in the case of sick leave, military leave or any other leave of absence approved by the Bank or in the case of transfers between payroll locations of the Bank or between the Bank, its parent, its subsidiaries or its successor.

         "Conversion" means the March 31, 1998 conversion of Pocahontas Bancorp, MHC from the mutual to stock form of organization.

         "Date of Grant" means the actual date on which an Award is granted by the Committee.

         "Director" means a member of the Board.

         "Disability" means the permanent and total inability by reason of mental or physical infirmity, or both, of an employee to perform the work customarily assigned to him, or of a Director to serve as such. Additionally, in the case of an employee, a medical doctor selected or approved by the Board must advise the Committee that it is either not possible to determine when such Disability will terminate or that it appears probable that such Disability will be permanent during the remainder of said employee's lifetime.

         "Dividend Equivalent Rights" means the right to receive an amount of cash based upon the terms set forth in Section 11 hereof.

         "Effective Date" means the date the Plan is implemented by the Board of Directors coincident with or following approval of the Plan by the Company's stockholders.

         "Fair Market Value" means, when used in connection with the Common Stock on a certain date, the reported closing price of the Common Stock as reported by the Nasdaq stock market (as published by the Wall Street Journal, if published) on such date, or if the Common Stock was not traded on the day prior to such date, on the next preceding day on which the Common Stock was traded; provided, however, that if the Common Stock is not reported on the Nasdaq stock market, Fair Market Value shall mean the average sale price of all shares of Common Stock sold during the 30-day period immediately preceding the date on which such stock option was granted, and if no shares of stock have been sold within such 30-day period, the average sale price of the last three sales of Common Stock sold during the 90-day period immediately preceding the date on which such stock option was granted. In the event Fair Market Value cannot be determined in the manner described above, then Fair Market Value shall be determined by the Committee. The Committee is authorized, but is not required, to obtain an independent appraisal to determine the Fair Market Value of the Common Stock.

         "Incentive Stock Option" means an Option granted by the Committee to a Participant, which Option is designated as an Incentive Stock Option pursuant to
Section 9.

         "Key Employee" means any person who is currently employed by the Company or an Affiliate who is chosen by the Committee to participate in the Plan.

         "Limited Right" means the right to receive an amount of cash based upon the terms set forth in Section 10.

         "Non-Statutory Stock Option" means an Option granted by the Committee to (i) an Outside Director or (ii) to any other Participant and such Option is either (A) not designated by the Committee as an Incentive Stock Option, or (B) fails to satisfy the requirements of an Incentive Stock Option as set forth in
Section 422 of the Code and the regulations thereunder.

         "Non-Employee Director" means, for purposes of the Plan, a Director who
(a) is not employed by the Company or an Affiliate; (b) does not receive compensation directly or indirectly as a consultant (or in any other capacity than as a Director) greater than $60,000; (c) does not have an interest in a transaction requiring disclosure under Item 404(a) of Regulation S-K; or (d) is not engaged in a business relationship for which disclosure would be required pursuant to Item 404(b) of Regulation S-K.

         "Normal Retirement" means for a Key Employee retirement on or after the attainment of age 65. Normal Retirement for an Outside Director means a cessation of service on the Board of Directors for any reason other than removal for Cause, after reaching 65 years of age and maintaining at least 15 years of Continuous Service.

         "Outside Director" means a Director of the Company or an Affiliate who is not an employee of the Company or an Affiliate.

         "Option" means an Award granted under Section 8 or Section 9.

         "OTS"  means the Office of Thrift Supervision.

         "Participant" means a Key Employee or Outside Director of the Company or its Affiliates who receives or has received an award under the Plan.

         "Reload Option" means an option to acquire shares of Common Stock equivalent to the shares (i) used by a Participant to pay for an Option, or (ii) deducted from any distribution in order to satisfy income tax required to be withheld, based upon the terms set forth in Section 19.

         "Right" means a Limited Right or a Dividend Equivalent Right.

         "Termination for Cause" means the termination of employment or termination of service on the Board caused by the individual's personal dishonesty, willful misconduct, any breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, or the willful violation of any law, rule or regulation (other than traffic violations or similar offenses), or a final cease-and-desist order, any of which results in material loss to the Company or one of its Affiliates.

3.       Plan Administration Restrictions

         The Plan shall be administered by the Committee. The Committee is authorized, subject to the provisions of the Plan and OTS regulations and policy, to establish such rules and regulations as it deems necessary for the proper administration of the Plan and to make whatever determinations and interpretations in connection with the Plan it deems necessary or advisable. All determinations and interpretations made by the Committee shall be binding and conclusive on all Participants in the Plan and on their legal representatives and beneficiaries.

         All transactions involving a grant, award or other acquisition from the Company shall:

         (a)      be approved by the Company's full Board or by the Committee;

         (b) be approved, or ratified, in compliance with Section 14 of the Exchange Act, by either: the affirmative vote of the holders of a majority of the securities present, or represented and entitled to vote at a meeting duly held in accordance with the laws of the state in which the Company is incorporated; or the written consent of the holders of a majority of the securities of the issuer entitled to vote provided that such ratification occurs no later than the date of the next annual meeting of shareholders; or

         (c) result in the acquisition of an Option and/or Limited Right that is held by the Participant for a period of six months following the date of such acquisition.

4.       Types of Awards

         Awards  under the Plan may be granted in any one or a  combination  of:
(a) Incentive Stock Options; (b) Non-Statutory Stock Options; (c) Limited Rights; (d) Dividend Equivalent Rights; and (e) Reload Options.

5.       Stock Subject to the Plan

         Subject to adjustment as provided in Section 18, the maximum number of shares reserved for issuance under the Plan is 357,075 shares. To the extent that Options or Rights granted under the Plan are exercised, the shares covered will be unavailable for future grants under the Plan; to the extent that Options together with any related Rights granted under the Plan terminate, expire or are canceled without having been exercised or, in the case of Limited Rights exercised for cash, new Awards may be made with respect to these shares.

6.       Eligibility

         Key Employees of the Company and its Affiliates shall be eligible to receive Incentive Stock Options, Non-Statutory Stock Options, Limited Rights, Reload Options and/or Dividend Equivalent Rights under the Plan. Outside Directors shall be eligible to receive Non-Statutory Stock Options, Dividend Equivalent Rights and Reload Options under the Plan.

7.       General Terms and Conditions of Options and Rights.

         The Committee shall have full and complete authority and discretion, subject to OTS regulations and policy and except as expressly limited by the Plan, to grant Options and/or Rights and to provide the terms and conditions (which need not be identical among Participants) thereof. In particular, the Committee shall prescribe the following terms and conditions: (i) the Exercise Price of any Option or Right, which shall not be less than the Fair Market Value per share at the date of grant of such Option or Right, (ii) the number of shares of Common Stock subject to, and the expiration date of, any Option or Right, which expiration date shall not exceed ten years from the Date of Grant,
(iii) the manner, time and rate (cumulative or otherwise) of exercise of such Option or Right, and (iv) the restrictions, if any, to be placed upon such Option or Right or upon shares of Common Stock which may be issued upon exercise of such Option or Right.

         Notwithstanding the foregoing and subject to compliance with applicable O T S regulations and policy, in the event the Plan is implemented within one year of the date of the Conversion: no individual shall be granted Awards with respect to more than 25% of the total shares subject to the Plan; no Outside Director shall be granted Awards with respect to more than 5% of the total shares of Common Stock subject to the Plan; all Outside Directors in the aggregate may not be granted Awards with respect to more than 30% of the total shares of Common Stock subject to the Plan; no

Awards shall begin vesting earlier than one year from the date the Plan is approved by stockholders of the Company and no Awards shall vest at a rate in excess of 20% per year beginning from the Date of Grant. In the event OTS regulations are amended (the "Amended Regulations") to permit, or OTS policy would permit, shorter vesting periods, any Award made pursuant to this Plan which Award is subject to the requirements of such Amended Regulations or OTS policy, may vest, at the sole discretion of the Committee, in accordance with such Amended Regulations or OTS policy.

8.       Non-Statutory Stock Options

         8.1      Grant of Non-Statutory Stock Options

         (a) Grants to Outside Directors and Key Employees. The Committee may, from time to time, grant Non-Statutory Stock Options to eligible Key Employees and Outside Directors, and, upon such terms and conditions as the Committee may determine, grant Non-Statutory Stock Options in exchange for and upon surrender of previously granted Awards under the Plan. Non-Statutory Stock Options granted under the Plan, including Non-Statutory Stock Options granted in exchange for and upon surrender of previously granted Awards, are subject to the terms and conditions set forth in this Section 8.

         (b) Option Agreement. Each Option shall be evidenced by a written option agreement between the Company and the Participant specifying the number of shares of Common Stock that may be acquired through its exercise and containing such other terms and conditions that are not inconsistent with the terms of the Plan.

         (c) Price. The purchase price per share of Common Stock deliverable upon the exercise of each Non-Statutory Stock Option shall be the Fair Market Value of the Common Stock of the Company on the date the Option is granted. Shares may be purchased only upon full payment of the purchase price. Payment of the purchase price may be made, in whole or in part, through the surrender of shares of the Common Stock of the Company at the Fair Market Value of such shares determined in the manner described in Section 2.

         (d) Manner of Exercise and Vesting. Unless the Plan is implemented more than one year from the date of the Conversion and the Committee shall specifically state to the contrary at the time an Award is granted, Non-Statutory Stock Options awarded to Key Employees and Outside Directors shall vest at the rate of 20% of the initially awarded amount per year commencing with the vesting of the first installment one year from the Date of Grant, and succeeding installments on each anniversary of the Date of Grant. A vested Option may be exercised from time to time, in whole or in part, by delivering a written notice of exercise to the President or Chief Executive Officer of the Company, or his designee. Such notice shall be irrevocable and must be accompanied by full payment of the purchase price in cash or shares of Common Stock at the Fair Market Value of such shares, determined on the exercise date in the manner described in Section 2 hereof. If previously acquired shares of Common Stock are tendered in payment of all or part of the exercise price, the value of such shares shall be determined as of the date of such exercise.

         (e) Terms of Options. The term during which each Non-Statutory Stock Option may be exercised shall be determined by the Committee, but in no event shall a Non-Statutory Stock Option be exercisable in whole or in part more than 10 years and one day from the Date of Grant. No Options shall be earned by a Participant unless the Participant maintains Continuous Service until the vesting date of such Option, except as set forth herein. The shares comprising each installment may be purchased in whole or in part at any time after such installment becomes purchasable. If the Plan is implemented outside of one year from the date of the Conversion the Committee may, in its sole discretion, accelerate the time at which any Non-Statutory Stock Option may be exercised in whole or in part by Key Employees and/or Outside Directors and further, in the event of a Change in Control of the Company or the Bank, all Non-Statutory Stock Options that have been awarded shall become immediately exercisable for three years following such Change in Control.

         (f)      Termination of Employment or Service.

                  (i) Plan is Implemented Within One Year of Conversion. Upon the termination of a Key Employee's employment or upon termination of an Outside Director's service for any reason other than death,

Disability or Termination for Cause, the Participant's Non-Statutory Stock Options shall be exercisable only as to those shares that were immediately purchasable on the date of termination and only for three years following termination. In the event of Termination for Cause, all rights under a Participant's Non-Statutory Stock Options shall expire upon termination. In the event of the Participant's termination of service or employment due to death or Disability, all Non-Statutory Stock Options held by the Participant, whether or not exercisable at such time, shall be exercisable by the Participant or his legal representative or beneficiaries, as applicable, for three years following the date of the Participant's cessation of employment due to Disability or death, provided that in no event shall the period extend beyond the expiration of the Non-Statutory Stock Option term.

                  (ii) Plan is Implemented More Than One Year After Conversion. Upon the termination of a Key Employee's employment or upon termination of an Outside Director's service for any reason other than death, Disability, Termination for Cause, Normal Retirement or after a Change in Control, the Participant's Non-Statutory Stock Options shall be exercisable only as to those shares that were immediately purchasable on the date of termination and only for three years following termination. In the event of Termination for Cause, all rights under a Participant's Non-Statutory Stock Options shall expire upon termination. In the event of the Participant's termination of service or employment due to death, Disability or Normal Retirement, all Non-Statutory Stock Options held by the Participant, whether or not exercisable at such time, shall be exercisable by the Participant or his legal representative or beneficiaries, as applicable, for three years following the date of the Participant's cessation of employment or service, as applicable, provided that in no event shall the period extend beyond the expiration of the Non-Statutory Stock Option term.

         (g) Transferability. In the discretion of the Board, all or any Non-Statutory Stock Option granted hereunder may be transferable by the Participant once the Option has vested in the Participant, provided, however, that the Board may limit the transferability of such Option or Options to a designated class or classes of persons.

9.       Incentive Stock Options

         9.1      Grant of Incentive Stock Options

         The Committee may, from time to time, grant Incentive Stock Options to Key Employees. Incentive Stock Options granted pursuant to the Plan shall be subject to the following terms and conditions:

         (a) Option Agreement. Each Option shall be evidenced by a written option agreement between the Company and the Key Employee specifying the number of shares of Common Stock that may be acquired through its exercise and containing such other terms and conditions that are not inconsistent with the terms of the Plan.

         (b) Price. Subject to Section 422 of the Code, the purchase price per share of Common Stock deliverable upon the exercise of each Incentive Stock Option shall be not less than 100% of the Fair Market Value of the Company's Common Stock on the date the Incentive Stock Option is granted. However, if a Key Employee owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or its Affiliates (or under Section 424(d) of the Code is deemed to own stock representing more than 10% of the total combined voting power of all classes of stock of the Company or its

Affiliates by reason of the ownership of such classes of stock, directly or indirectly, by or for any brother, sister, spouse, ancestor or lineal descendent of such Key Employee, or by or for any corporation, partnership, estate or trust of which such Key Employee is a shareholder, partner or Beneficiary), the purchase price per share of Common Stock deliverable upon the exercise of each Incentive Stock Option shall not be less than 110% of the Fair Market Value of the Company's Common Stock on the date the Incentive Stock Option is granted. Shares may be purchased only upon payment of the full purchase price. Payment of the purchase price may be made, in whole or in part, through the surrender of shares of the Common Stock of the Company at the Fair Market Value of such shares, determined on the exercise date, in the manner described in Section 2.

         (c) Manner of Exercise. If the Plan is implemented within one year of the date of the Conversion, Incentive Stock Options awarded to Key Employees shall vest at the rate of 20% of the initially awarded amount per year commencing with the vesting of the first installment one year from the Date of Grant, and succeeding installments on each anniversary of the Date of Grant. The vested Options may be exercised from time to time, in whole or in part, by delivering a written notice of exercise to the President or Chief Executive Officer of the Company or his designee. Such notice is irrevocable and must be accompanied by full payment of the purchase price in cash or shares of Common Stock at the Fair Market Value of such shares determined on the exercise date by the manner described in Section 2.

         If the Plan is implemented more than one year from the date of the Conversion, the Committee may, in its sole discretion, designate the period over which the Incentive Stock Options shall vest or accelerate the time at which any Incentive Stock Option may be exercised in whole or in part, provided that it is consistent with the terms of Section 422 of the Code and in the event of a Change in Control of the Company, all Incentive Stock Options that have been awarded shall become immediately exercisable, unless the Fair Market Value of the amount exercisable as a result of a Change in Control shall exceed $100,000 (determined as of the Date of Grant). In such event, the first $100,000 of Incentive Stock Options (determined as of the Date of Grant) shall be exercisable as Incentive Stock Options and any excess shall be exercisable as Non-Statutory Stock Options.

         (d) Amounts of Options. Incentive Stock Options may be granted to any eligible Key Employee in such amounts as determined by the Committee; provided that the amount granted is consistent with OTS regulation and policy and with the terms of Section 422 of the Code. Notwithstanding the above, the maximum number of shares that may be subject to an Incentive Stock Option awarded under the Plan to any Key Employee shall be 89,269. In granting Incentive Stock Options, the Committee shall consider such factors as it deems relevant, which factors may include, among others, the position and responsibilities of the Key Employee, the length and value of his or her service to the Bank, the Company, or the Affiliate, the compensation paid to the Key Employee and the Committee's evaluation of the performance of the Bank, the Company, or the Affiliate, according to measurements that may include, among others, key financial ratios, levels of classified assets, and independent audit findings. In the case of an Option intended to qualify as an Incentive Stock Option, the aggregate Fair Market Value (determined as of the time the Option is granted) of the Common Stock with respect to which Incentive Stock Options granted are exercisable for the first time by the Participant during any calendar year (under all plans of the Company and its Affiliates) shall not exceed $100,000. The provisions of this Section 9.1(d) shall be construed and applied in accordance with Section 422(d) of the Code and the regulations, if any, promulgated thereunder.

         (e) Terms of Options. The term during which each Incentive Stock Option may be exercised shall be determined by the Committee, but in no event shall an Incentive Stock Option be exercisable in whole or in part more than 10 years from the Date of Grant. If any Key Employee, at the time an Incentive Stock Option is granted to him, owns stock representing more than 10% of the total combined voting power of all classes of stock of the Company or its Affiliate (or, under Section 424(d) of the Code, is deemed to own stock representing more than 10% of the total combined voting power of all classes of stock, by reason of the ownership of such classes of stock, directly or indirectly, by or for any brother, sister, spouse, ancestor or lineal descendent of such Key Employee, or by or for any corporation, partnership, estate or trust of which such Key Employee is a shareholder, partner or Beneficiary), the Incentive Stock Option granted to him shall not be exercisable after the expiration of five years from the Date of Grant.

         (f)      Termination of Employment.

                  (i) Plan is Implemented Within One Year of Conversion. Upon the termination of a Key Employee's service for any reason other than Disability, death or Termination for Cause, the Key Employee's Incentive Stock Options shall be exercisable only as to those shares that were immediately purchasable by such Key Employee at the date of termination and only for a period of three years following termination; provided, however, that such Options shall not be eligible for treatment as an Incentive Stock Option in the event such Option is exercised more than three months following termination of employment. In the event of Termination for Cause all rights under the Incentive Stock Options shall expire upon termination.

         Upon termination of a Key Employee's employment due to death or Disability all Incentive Stock Options held by such Key Employee, whether or not exercisable at such time, shall be exercisable for three years following the date of his cessation of employment, provided however, that no Option shall be eligible for treatment as an Incentive Stock Option in the event such Option is exercised more than one year following termination of employment due to Disability and provided further, that in order to obtain Incentive Stock Option treatment for Options exercised by heirs or devisees of a Key Employee, the Key Employee's death must have occurred while a Key Employee or within three (3) months of termination of employment. In no event shall the exercise period extend beyond the expiration of the Incentive Stock Option term.

                  (ii) Plan is Implemented More Than One Year After Conversion. Upon the termination of a Key Employee's service for any reason other than Disability, death, Change in Control, Normal Retirement or Termination for Cause, the Key Employee's Incentive Stock Options shall be exercisable only as to those shares that were immediately purchasable by such Key Employee at the date of termination and only for a period of three years following termination; provided, however, that such Options shall not be eligible for treatment as an Incentive Stock Option in the event such Option is exercised more than three months following termination of employment. In the event of Termination for Cause all rights under the Incentive Stock Options shall expire upon termination.

         In the event of death or Disability of any Key Employee, all Incentive Stock Options held by such Key Employee, whether or not vested at such time, shall be or become exercisable by such Key Employee or his legal representatives or beneficiaries for three years following the date of his death or cessation of employment due to Disability; provided, however, that in the event of Disability, such Option will not be eligible for treatment as an Incentive Stock Option in the event the Option is exercised more than one year following the date of Disability and provided further, that in order to obtain Incentive Stock Option treatment for Options exercised by heirs or devisees of a Key Employee, the Key Employee's death must have occurred while a Key Employee or within three
(3) months of termination of employment. Upon termination of a Key Employee's service following a Change in Control or Normal Retirement, all Incentive Stock Options held by such Key Employee, whether or not vested at such time, shall be or become exercisable for a period of three years following the date of his cessation of employment; provided, however, that such Option shall not be eligible for treatment as an Incentive Stock Option in the event such Option is exercised more than three months following the date of such termination due to a Change in Control or Normal Retirement; and provided, further, that in no event shall the exercise period extend beyond the expiration of the Incentive Stock Option term.

         (g) Transferability. No Incentive Stock Option granted under the Plan is transferable except by will or the laws of descent and distribution and is exercisable during his lifetime only by the Key Employee to which it is granted.

         (h) Compliance with Code. The options granted under this Section 9 are intended to qualify as Incentive Stock Options within the meaning of Section 422 of the Code, but the Company makes no warranty as to the qualification of any Option as an Incentive Stock Option within the meaning of Section 422 of the Code. If an Option granted hereunder fails for whatever reason to comply with the provisions of Section 422 of the Code, and such failure is not or cannot be cured, such Option shall be a Non-Statutory Stock Option.

10.      Limited Rights

         10.1     Grant of Limited Rights

         The Committee may grant a Limited Right simultaneously with the grant of any Option to any Key Employee of the Bank, with respect to all or some of the shares covered by such Option. Limited Rights granted under the Plan are subject to the following terms and conditions:

         (a) Terms of Rights. In no event shall a Limited Right be exercisable in whole or in part before the expiration of six months from the date of grant of the Limited Right. A Limited Right may be exercised only in the event of a Change in Control of the Company.

         The Limited Right may be exercised only when the underlying Option is eligible to be exercised, provided that the Fair Market Value of the underlying shares on the day of exercise is greater than the exercise price of the related Option.

         Upon exercise of a Limited Right, the related Option shall cease to be exercisable. Upon exercise or termination of an Option, any related Limited Rights shall terminate. The Limited Rights may be for no more than 100% of the difference between the exercise price and the Fair Market Value of the Common Stock subject to the underlying Option. The Limited Right is transferable only when the underlying Option is transferable and under the same conditions.

         (b) Payment. Upon exercise of a Limited Right, the holder shall promptly receive from the Company an amount of cash equal to the difference between the Fair Market Value on the Date of Grant of the related Option and the Fair Market Value of the underlying shares on the date the Limited Right is exercised, multiplied by the number of shares with respect to which such Limited Right is being exercised. In the event of a Change in Control in which pooling accounting treatment is a condition to the transaction, the Limited Right shall be exercisable solely for shares of stock of the Company, or in the event of a merger transaction, for shares of the acquiring corporation or its parent, as applicable. The number of shares to be received on the exercise of such Limited Right shall be determined by dividing the amount of cash that would have been available under the first sentence above by the Fair Market Value at the time of exercise of the shares underlying the Option subject to the Limited Right.

11.      Dividend Equivalent Rights

         Simultaneously with the grant of any Option to a Participant, the Committee may grant a Dividend Equivalent Right with respect to all or some of the shares covered by such Option. Dividend Equivalent Rights granted under this Plan are subject to the following terms and conditions:

         (a) Terms of Rights. The Dividend Equivalent Right provides the Participant with a cash benefit per share for each share underlying the unexercised portion of the related Option equal to the amount of any extraordinary dividend (as defined in Section 11(c)) per share of Common Stock declared by the Company. The terms and conditions of any Dividend Equivalent Right shall be evidenced in the Option agreement entered into with the Participant and shall be subject to the terms and conditions of the Plan. The Dividend Equivalent Right is transferable only when the related Option is transferable and under the same conditions.

         (b) Payment. Upon the payment of an extraordinary dividend, the Participant holding a Dividend Equivalent Right with respect to Options or portions thereof which have vested shall promptly receive from the Company or the Bank the amount of cash equal to the amount of the extraordinary dividend per share of Common Stock, multiplied by the number of shares of Common Stock underlying the unexercised portion of the related Option. With respect to options or portions thereof which have not vested, the amount that would have been received pursuant to the Dividend Equivalent Right with respect to the shares underlying such unvested Option or portion thereof shall be paid to the Participant holding such Dividend Equivalent Right together with earnings thereon, on such date as the Option or portion thereof becomes vested. Payments shall be decreased by the amount of any applicable tax withholding prior to distribution to the Participant as set forth in Section 19.

         (c) Extraordinary Dividend. For purposes of this Section 11, an extraordinary dividend is any dividend paid on shares of Common Stock where the rate of the dividend exceeds the Bank's weighted average cost of funds on interest-bearing liabilities for the current and preceding three quarters.

12.      Reload Option

         Simultaneously with the grant of any Option to a Participant, the Committee may grant a Reload Option with respect to all or some of the shares covered by such Option. A Reload Option may be granted to a Participant who satisfies all or part of the exercise price of the Option with shares of Common Stock (as described in Section 14(c) below). The Reload Option represents an additional option to acquire the same number of shares of Common Stock as is used by the Participant to pay for the original Option. Reload Options may also be granted to replace Common Stock withheld by the Company for payment of a Participant's withholding tax under Section 19. A Reload Option is subject to all of the same terms and conditions as the original Option except that (i) the exercise price of the shares of Common Stock subject to the Reload Option will be determined at the time the original Option is exercised and (ii) such Reload Option will conform to all provisions of the Plan at the time the original Option is exercised.

13.      Surrender of Option

         In the event of a Participant's termination of employment or termination of service as a result of death or Disability, Normal Retirement or following a Change in Control, the Participant (or his or her personal representative(s), heir(s), or devisee(s)) may, in a form acceptable to the Committee make application to surrender all or part of the vested Options held by such Participant in exchange for a cash payment from the Company of an amount equal to the difference between the Fair Market Value of the Common Stock on the date of termination of employment or the date of termination of service on the Board and the exercise price per share of the Option. Whether the Company accepts such application or determines to make payment, in whole or part, is within its absolute and sole discretion, it being expressly understood that the Company is under no obligation to any Participant whatsoever to make such payments. In the event that the Company accepts such application and determines to make payment, such payment shall be in lieu of the exercise of the underlying Option and such Option shall cease to be exercisable.

14.      Alternate Option Payment Mechanism

         The Committee has sole discretion to determine what form of payment it will accept for the exercise of an Option. The Committee may indicate acceptable forms in the agreement with the Participant covering such Options or may reserve its decision to the time of exercise. No Option is to be considered exercised until payment in full is accepted by the Committee or its agent.

         (a) Cash Payment. The exercise price may be paid in cash or by certified check. To the extent permitted by law, the Committee may permit all or a portion of the exercise price of an Option to be paid through borrowed funds.

         (b) Cashless Exercise. Subject to vesting requirements, if applicable, a Participant may engage in a "cashless exercise" of the Option. Upon a cashless exercise, the Participant shall give the Bank written notice of the exercise of the Option together with an order to a registered broker-dealer or equivalent third party, to sell part or all of the Common Stock subject to the Option and to deliver enough of the proceeds to the Bank to pay the Option exercise price and any applicable withholding taxes. If the Participant does not sell the Common Stock subject to the Option through a registered broker-dealer or equivalent third party, the Optionee can give the Bank written notice of the exercise of the Option and the third party purchaser of the Common Stock subject to the Option shall pay the Option exercise price plus applicable withholding taxes to the Bank.

         (c) Exchange of Common Stock. The Committee may permit payment of the Option exercise price by the tendering of previously acquired shares of Common Stock. All shares of Common Stock tendered in payment of the exercise price of an Option shall be valued at the Fair Market Value of the Common Stock on the date prior to the date of exercise. No tendered shares of Common Stock which were acquired by the Participant upon the previous exercise of an Option or as awards under a stock award plan (such as the Company's Recognition and Retention
Plan) shall be accepted for exchange unless the Participant has held such shares (without restrictions imposed by said plan or award) for at least six months prior to the exchange.

15.      Rights of a Stockholder

         A Participant shall have no rights as a stockholder with respect to any shares covered by a Non-Statutory and/or Incentive Stock Option until the date of issuance of a stock certificate for such shares. Nothing in the Plan or in any Award granted confers on any person any right to continue in the employ of the Company or its Affiliates or to continue to perform services for the Company or its Affiliates or interferes in any way with the right of the Company or its Affiliates to terminate his services as an officer, director or employee at any time.

16.      Agreement with Participants

         Each Award of Options, Reload Options, Limited Rights, and/or Dividend Equivalent Rights will be evidenced by a written agreement, executed by the Participant and the Company or its Affiliates that describes the conditions for receiving the Awards including the date of Award, the purchase price, applicable periods, and any other terms and conditions as may be required by the Board or applicable securities law.

17.      Designation of Beneficiary

         A Participant may, with the consent of the Committee, designate a person or persons to receive, in the event of death, any stock option, Reload Option, Limited Rights Award or Dividend Equivalent Rights to which he would then be entitled. Such designation will be made upon forms supplied by and delivered to the Company and may be revoked in writing. If a Participant fails effectively to designate a Beneficiary, then his estate will be deemed to be the Beneficiary.

18.      Dilution and Other Adjustments

         In the event of any change in the outstanding shares of Common Stock by reason of any stock dividend or split, pro rata return of capital to all shareholders, recapitalization, or any merger, consolidation, spin-off, reorganization, combination or exchange of shares, or other corporate change, or other increase or decrease in such shares, without receipt or payment of consideration by the Company, the Committee will make such adjustments to previously granted Awards, to prevent dilution or enlargement of the rights of the Participant, including any or all of the following:

         (a) adjustments in the aggregate number or kind of shares of Common Stock that may be awarded under the Plan;

         (b) adjustments in the aggregate number or kind of shares of Common Stock covered by Awards already made under the Plan; or

         (c) adjustments in the purchase price of outstanding Incentive and/or Non-Statutory Stock Options, or any Limited Rights attached to such Options.

         No such adjustments may, however, materially change the value of benefits available to a Participant under a previously granted Award. With respect to Incentive Stock Options, no such adjustment shall be made if it would be deemed a "modification" of the Award under Section 424 of the Code.

19.      Withholding

         There may be deducted from each distribution of cash and/or Common Stock under the Plan the amount of tax required by any governmental authority to be withheld. Shares of Common Stock will be withheld where required from any distribution of Common Stock.

20.      Amendment of the Plan

         The Board may at any time, and from time to time, modify or amend the Plan in any respect, or modify or amend an Award received by Key Employees and/or Outside Directors, subject to OTS regulations; provided, however, that no such termination, modification or amendment may affect the rights of a Participant, without his consent, under an outstanding Award. Any amendment or modification of the Plan or an outstanding Award under the Plan shall be approved by the Committee or the full Board of the Company.

21.      Effective Date of Plan

         The Plan shall become effective when implemented by the Board of Directors coincident with or following, approval of the Plan by the Company's stockholders.

22.      Termination of the Plan

         The right to grant Awards under the Plan will terminate upon the earlier of (i) 10 years after the Effective Date, or (ii) the date on which the exercise of Options or related rights equaling the maximum number of shares reserved under the Plan occurs, as set forth in Section 5. The Board may suspend or terminate the Plan at any time, provided that no such action will, without the consent of a Participant, adversely affect his rights under a previously granted Award.

23.      Applicable Law

         The Plan will be administered in accordance with the laws of the State of Delaware.


         IN WITNESS WHEREOF, the Company has caused the Plan to be executed by its duly authorized officers and the corporate seal to be affixed and duly attested, as of the ____ day of ________, 1998.


Date Approved by Stockholders:      __________

Effective Date:            _____________



ATTEST:                                    POCAHONTAS BANCORP, INC.




James A. Edington, Secretary               Skip Martin
                                           President and Chief Executive Officer

                                                                       EXHIBIT B

                            POCAHONTAS BANCORP, INC.

                         RECOGNITION AND RETENTION PLAN


1.       Establishment of the Plan

         Pocahontas  Bancorp,   Inc.  (the  "Company")  hereby  establishes  the
Pocahontas Bancorp, Inc. Recognition and Retention Plan (the "Plan") upon the terms and conditions hereinafter stated in the Plan.

2.       Purpose of the Plan

         The purpose of the Plan is to advance the interests of the Company and its stockholders by providing Key Employees and Outside Directors of the Company and its Affiliates, including Pocahontas Federal Savings and Loan Association (the "Bank"), upon whose judgment, initiative and efforts the successful conduct of the business of the Company and its Affiliates largely depends, with compensation for their contributions to the Company and its Affiliates and an additional incentive to perform in a superior manner, as well as to attract people of experience and ability.

3.       Definitions

         The following words and phrases when used in this Plan with an initial capital letter, unless the context clearly indicates otherwise, shall have the meanings set forth below. Wherever appropriate, the masculine pronoun shall include the feminine pronoun and the singular shall include the plural:

         "Affiliate" means any "parent corporation" or "subsidiary corporation" of the Company or the Bank, as such terms are defined in Section 424(e) and (f), respectively, of the Code, or a successor to a parent corporation or subsidiary corporation.

         "Award" means the grant by the Committee of Restricted Stock, as provided in the Plan.

         "Bank" means Pocahontas Federal Savings and Loan Association, or a successor corporation.

         "Beneficiary" means the person or persons designated by a Recipient to receive any benefits payable under the Plan in the event of such Recipient's death. Such person or persons shall be designated in writing on forms provided for this purpose by the Committee and may be changed from time to time by similar written notice to the Committee. In the absence of a written designation, the Beneficiary shall be the Recipient's surviving spouse, if any, or if none, his estate.

         "Board" or "Board of Directors" means the Board of Directors of the Company or an Affiliate, as applicable. For purposes of Section 4 of the Plan, "Board" shall refer solely to the Board of the Company.

         "Cause" means personal dishonesty, willful misconduct, any breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, or the willful violation of any law, rule or regulation (other than traffic violations or similar offenses) or a final cease-and-desist order, any of which results in a material loss to the Company or an Affiliate.

         "Change in Control" of the Bank or the Company means a change in control of a nature that: (i) would be required to be reported in response to
Item 1(a) of the current report on Form 8-K, as in effect on the date hereof, pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 (the "Exchange Act"); or (ii) results in a Change in Control of the Bank or the Company within the meaning of the Home Owners Loan Act, as amended ("HOLA"), and applicable rules and regulations promulgated thereunder, as in effect at the time of the Change in Control; or (iii) without limitation such a Change in Control shall be deemed to have occurred at such time as (a) any

"person" (as the term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 25% or more of the combined voting power of Company's outstanding securities except for any securities purchased by the Bank's employee stock ownership plan or trust; or (b) individuals who constitute the Board on the date hereof (the "Incumbent Board") cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to the date hereof whose election was approved by a vote of at least three-quarters of the directors comprising the Incumbent Board, or whose nomination for election by the Company's stockholders was approved by the same Nominating Committee serving under an Incumbent Board, shall be, for purposes of this clause (b), considered as though he were a member of the Incumbent Board; or (c) a plan of reorganization, merger, consolidation, sale of all or substantially all the assets of the Bank or the Company or similar transaction in which the Bank or Company is not the surviving institution occurs; or (d) a proxy statement soliciting proxies from stockholders of the Company, by someone other than the current management of the Company, seeking stockholder approval of a plan of reorganization, merger or consolidation of the Company or similar transaction with one or more corporations as a result of which the outstanding shares of the class of securities then subject to the Plan are to be exchanged for or converted into cash or property or securities not issued by the Company; or (e) a tender offer is made for 25% or more of the voting securities of the Company and the shareholders owning beneficially or of record 25% or more of the outstanding securities of the Company have tendered or offered to sell their shares pursuant to such tender offer and such tendered shares have been accepted by the tender offeror.

         "Code" means the Internal Revenue Code of 1986, as amended.

         "Committee" means a Committee of the Board consisting of either (i) at least two Non-Employee Directors of the Company, or (ii) the entire Board of the Company.

         "Common Stock" means shares of the common stock of the Company, par value $.01 per share.

         "Company" means Pocahontas Bancorp, Inc., the stock holding company of the Bank, or a successor corporation.

         "Continuous Service" means employment as a Key Employee and/or service as an Outside Director without any interruption or termination of such employment and/or service. Continuous Service shall also mean a continuation as a member of the Board of Directors following a cessation of employment as a Key Employee. In the case of a Key Employee, employment shall not be considered interrupted in the case of sick leave, military leave or any other leave of absence approved by the Bank or in the case of transfers between payroll locations of the Bank or between the Bank, its parent, its subsidiaries or its successor.

         "Conversion" means the March 31, 1998 conversion of Pocahontas Bancorp, MHC from the mutual to stock form of organization.

         "Director" means a member of the Board.

         "Disability" means the permanent and total inability by reason of mental or physical infirmity, or both, of an employee to perform the work customarily assigned to him, or of a Director to serve as such. Additionally, in the case of an employee, a medical doctor selected or approved by the Board must advise the Committee that it is either not possible to determine when such Disability will terminate or that it appears probable that such Disability will be permanent during the remainder of such employee's lifetime.

         "Effective Date" means the date the Plan is implemented by the Board of Directors coincident with or following approval of the Plan by the Company's stockholders.

         "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

         "Key Employee" means any person who is currently employed by the Company or an Affiliate who is chosen by the Committee to participate in the Plan.

         "Non-Employee Director" means, for purposes of the Plan, a Director who
(a) is not employed by the Company or an Affiliate; (b) does not receive compensation directly or indirectly as a consultant (or in any other capacity than as a Director) greater than $60,000; (c) does not have an interest in a transaction requiring disclosure under Item 404(a) of Regulation S-K; or (d) is not engaged in a business relationship for which disclosure would be required pursuant to Item 404(b) of Regulation S-K.

         "Normal Retirement" means for a Key Employee, retirement on or after the attainment of age 65. Normal Retirement for an Outside Director means a cessation of service on the Board of Directors for any reason other than removal for Cause, after reaching 65 years of age and maintaining at least 15 years of Continuous Service.

         "Outside Director" means a Director of the Company or an Affiliate who is not an employee of the Company or an Affiliate.

         "OTS" means the Office of Thrift Supervision.

         "Recipient" means a Key Employee or Outside Director of the Company or its Affiliates who receives or has received an Award under the Plan.

         "Restricted Period" means the period of time selected by the Committee for the purpose of determining when restrictions are in effect under Section 6 with respect to Restricted Stock awarded under the Plan.

         "Restricted Stock" means shares of Common Stock that have been contingently awarded to a Recipient by the Committee subject to the restrictions referred to in Section 6, so long as such restrictions are in effect.

4. Administration of the Plan.

         4.01 Role of the Committee. The Plan shall be administered and interpreted by the Committee, which shall have all of the powers allocated to it in the Plan, subject to OTS regulations and policy. The interpretation and construction by the Committee of any provisions of the Plan or of any Award granted hereunder shall be final and binding. The Committee shall act by vote or written consent of a majority of its members. Subject to the express provisions and limitations of the Plan and subject to OTS regulations and policy, the Committee may adopt such rules and procedures as it deems appropriate for the conduct of its affairs. The Committee shall report its actions and decisions with respect to the Plan to the Board at appropriate times, but in no event less than one time per calendar year.

         4.02 Role of the Board. The members of the Committee shall be appointed or approved by, and will serve at the pleasure of, the Board. The Board may in its discretion from time to time remove members from, or add members to, the Committee. The Board shall have all of the powers allocated to it in the Plan, may take any action under or with respect to the Plan that the Committee is authorized to take, and may reverse or override any action taken or decision made by the Committee under or with respect to the Plan, provided, however, that except as provided in Section 6.02, the Board may not revoke any Award except in the event of revocation for Cause.

         4.03 Plan Administration Restrictions. All transactions involving a grant, award or other acquisitions from the Company shall:

         (a) be approved by the Company's full Board or by the Committee;

         (b) be approved, or ratified, in compliance with Section 14 of the Exchange Act, by either: the affirmative vote of the holders of a majority of the shares present, or represented and entitled to vote at a meeting duly held in accordance with the laws under which the Company is incorporated; or the written consent of the holders of a majority of the securities of the issuer entitled to vote provided that such ratification occurs no later than the date of the next annual meeting of shareholders; or

         (c) result in the acquisition of Common Stock that is held by the Recipient for a period of six months following the date of such acquisition.

         4.04 Limitation on Liability. No member of the Board or the Committee shall be liable for any determination made in good faith with respect to the Plan or any Awards granted under it. If a member of the Board or the Committee is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of anything done or not done by him in such capacity under or with respect to the Plan, the Bank or the Company shall indemnify such member against expense (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in the best interests of the Bank and the Company and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful.

5.       Eligibility; Awards

         5.01 Eligibility. Key Employees and Outside Directors are eligible to receive Awards.

         5.02 Awards to Key Employees and Outside Directors. The Committee may determine which of the Key Employees and Outside Directors referenced in Section
5.01 will be granted Awards and the number of shares covered by each Award; provided, however, that in no event shall any Awards be made that will violate the Bank's Charter and Bylaws, the Company's Articles of Incorporation and
Bylaws, or any applicable federal or state law or regulation. Shares of Restricted Stock that are awarded by the Committee shall, on the date of the Award, be registered in the name of the Recipient and transferred to the Recipient, in accordance with the terms and conditions established under the Plan. The aggregate number of shares that shall be issued under the Plan is 142,830. The shares with respect to which Awards may be made under the Plan may be either authorized and unissued shares or issued shares reacquired and held as treasury shares.

         In the event the Plan is implemented within one year from the date of Conversion, no Outside Director shall be granted Awards with respect to more than 5% of the total shares subject to the Plan, all Outside Directors of the Company, in the aggregate, may not be granted Awards with respect to more than 30% of the total shares subject to the Plan and no individual shall be granted Awards with respect to more than 25% of the total shares subject to the Plan. No Awards shall begin vesting earlier than one year from the date the Plan is ratified by stockholders of the Company and no Awards shall vest at a rate in excess of 20% per year beginning one year from the date of grant. In the event OTS regulations are amended (the "Amended Regulations") to permit shorter vesting periods or to permit accelerated vesting in the event of Normal Retirement or a Change in Control of the Company, or in the event OTS policy would permit shorter vesting periods or accelerated vesting irrespective of the adoption of Amended Regulations, any Awards made pursuant to this Plan may vest, at the sole discretion of the Committee, in accordance with such Amended

Regulations or OTS policy. Subject to compliance with OTS regulations and policy, the Committee shall have the authority, in its discretion, to accelerate the time at which any or all of the restrictions shall lapse with respect thereto, or to remove any or all of such restrictions, whenever it may determine that such action is appropriate by reason of changes in applicable tax or other laws or other changes in circumstances occurring after the commencement of such Restricted Period.

         In the event Restricted Stock is forfeited for any reason, the Committee, from time to time, may determine which of the Key Employees and Outside Directors will be granted additional Awards to be awarded from forfeited Restricted Stock. An Award will not be considered to have been made under the Plan with respect to Restricted Stock which is forfeited.

         In selecting those Key Employees and Outside Directors to whom Awards will be granted and the amount of Restricted Stock covered by such Awards, the Committee shall consider such factors as it deems relevant, which factors may include, among others, the position and responsibilities of the Key Employees and Outside Directors, the length and value of their services to the Bank and its Affiliates, the compensation paid to the Key Employees or fees paid to the Outside Directors, and the Committee may request the written recommendation of the Chief Executive Officer and other senior executive officers of the Bank, the Company and its Affiliates or the recommendation of the full Board. All allocations by the Committee shall be subject to review, and approval or rejection, by the Board.

         No Restricted Stock shall be earned unless the Recipient maintains Continuous Service with the Bank or an Affiliate until the restrictions lapse.

         5.03 Manner of Award. As promptly as practicable after a determination is made pursuant to Section 5.02 to grant an Award, the Committee shall notify the Recipient in writing of the grant of the Award, the number of shares of Restricted Stock covered by the Award, and the terms upon which the Restricted Stock subject to the Award may be earned. Upon notification of an Award of Restricted Stock, the Recipient shall execute and return to the Company a restricted stock agreement (the "Restricted Stock Agreement") setting forth the terms and conditions under which the Recipient shall earn the Restricted Stock, together with a stock power or stock powers endorsed in blank. Thereafter, the Recipient's Restricted Stock and stock power shall be deposited with an escrow agent specified by the Company ("Escrow Agent") who shall hold such Restricted Stock under the terms and conditions set forth in the Restricted Stock Agreement. Each certificate in respect of shares of Restricted Stock awarded under the Plan shall be registered in the name of the Recipient.

         5.04 Treatment of Forfeited Shares. In the event shares of Restricted Stock are forfeited by a Recipient, such shares shall be returned to the Company and shall be held and accounted for pursuant to the terms of the Plan until such time as the Restricted Stock is re-awarded to another Recipient, in accordance with the terms of the Plan and the applicable state and federal laws, rules and regulations.

6.       Terms and Conditions of Restricted Stock

         The Committee shall have full and complete authority, subject to the limitations of the Plan and OTS rules and regulations, to grant awards of Restricted Stock to Key Employees and Outside Directors and, in addition to the terms and conditions contained in Sections 6.01 through 6.08, to provide such other terms and conditions (which need not be identical among Recipients) in respect of such Awards, and the vesting thereof, as the Committee shall determine.

         6.01     General Rules.

         (i) Plan is Implemented Within One Year of Conversion. Restricted Stock shall be earned by a Recipient at the rate of 20% of the initially awarded amount per year commencing with the first installment being earned on the first anniversary of the Date of Grant and succeeding installments being earned on the following anniversaries, provided that such Recipient maintains Continuous Service.

         (ii) Plan is Implemented More Than One Year After Conversion. At the time of an Award of Restricted Stock, the Committee shall establish for each Participant a Restricted Period during which or at the expiration of which, as the Committee shall determine and provide in the agreement referred to in
Section 5.03, the Shares awarded as Restricted Stock shall vest. The Committee shall have the authority, in its discretion, to accelerate the time at which any or all of the restrictions shall lapse with respect to a Restricted Stock Award, or to remove any or all of such restriction.

         Subject to any such other terms and conditions as the Committee shall provide with respect to Awards, shares of Restricted Stock may not be sold, assigned, transferred (within the meaning of Code Section 83), pledged or otherwise encumbered by the Recipient, except as hereinafter provided, during the Restricted Period.

         6.02     Continuous Service; Forfeiture.

         (i) Plan is Implemented Within One Year of Conversion. If a Recipient ceases to maintain Continuous Service for any reason (other than death or Disability), unless the Committee shall otherwise determine, all shares of Restricted Stock theretofore awarded to such Recipient and which at the time of such termination of Continuous Service are subject to the restrictions imposed by Section 6.01 shall upon such termination of Continuous Service be forfeited. Any stock dividends or declared but unpaid cash dividends attributable to such shares of Restricted Stock shall also be forfeited. Notwithstanding the foregoing, Restricted Stock awarded to a Recipient whose employment with or service on the Board of the Company or an Affiliate terminates due to death or Disability shall be deemed earned as of the Recipient's last day of employment with the Company or an Affiliate, or last day of service on the Board of the Company or an Affiliate; provided that Restricted Stock awarded to a Key Employee who at any time also serves as a Director, shall not be deemed earned until both employment and service as a Director have been terminated.

         (ii) Plan is Implemented More Than One Year After Conversion. If a Recipient ceases to maintain Continuous Service for any reason (other than death, Disability, Normal Retirement or Change in Control), unless the Committee shall otherwise determine, all shares of Restricted Stock theretofore awarded to such Recipient and which at the time of such termination of Continuous Service are subject to the restrictions imposed by Section 6.01 shall upon such termination of Continuous Service be forfeited. Any stock dividends or declared but unpaid cash dividends attributable to such shares of Restricted Stock shall also be forfeited. Notwithstanding the foregoing, Restricted Stock awarded to a Recipient whose employment with or service on the Board of the Company or an Affiliate terminates due to death, Disability, Normal Retirement or following a Change in Control shall be deemed earned as of the Recipient's last day of employment with the Company or an Affiliate, or last day of service on the Board of the Company or an Affiliate; provided that Restricted Stock awarded to a Key Employee who at any time also serves as a Director, shall not be deemed earned until both employment and service as a Director have been terminated.

         6.03 Revocation for Cause. Notwithstanding anything hereinafter to the contrary, the Board may by resolution immediately revoke, rescind and terminate any Award, or portion thereof, previously awarded under the Plan, to the extent Restricted Stock has not been redelivered by the Escrow Agent to the Recipient, whether or not yet earned, in the case of a Key Employee whose employment is terminated by the Company or an Affiliate or an Outside Director whose service is terminated by the Company or an Affiliate for Cause or who is discovered after termination of employment or service on the Board to have engaged in conduct that would have justified termination for Cause.

         6.04 Restricted Stock Legend. Each certificate in respect of shares of Restricted Stock awarded under the Plan shall be registered in the name of the Recipient and deposited by the Recipient, together with a stock power endorsed in blank, with the Escrow Agent and shall bear the following (or a similar) legend:

                           "The  transferability  of  this  certificate  and the
                  shares of stock represented hereby are subject to the terms and conditions (including forfeiture) contained in the Pocahontas Bancorp, Inc. Recognition and Retention Plan. Copies of such Plan are on file in the offices of the Secretary of Pocahontas Bancorp, Inc. 203 West Broadway, Pocahontas, Arkansas 72455."

         6.05 Payment of Dividends and Return of Capital. After an Award has been granted but before such Award has been earned, the Recipient shall receive any cash dividends paid with respect to such shares, or shall share in any pro-rata return of capital to all shareholders with respect to the Common Stock. Stock dividends declared by the Company and paid on Awards that have not yet been earned shall be subject to the same restrictions as the Restricted Stock and the certificate(s) or other instruments representing or evidencing such shares shall be legended in the manner provided in Section 6.05 and shall be delivered to the Escrow Agent for distribution to the Recipient when the Restricted Stock upon which such dividends were paid are earned. Unless the Recipient has made an election under Section 83(b) of the Code, cash dividends or other amounts so paid on shares that have not yet been earned by the Recipient shall be treated as compensation income to the Recipient when paid. If dividends are paid with respect to shares of Restricted Stock under the Plan that have been forfeited and returned to the Company or to a trust established to hold issued and unawarded or forfeited shares, the Committee can determine to award such dividends to any Recipient or Recipients under the Plan, to any other employee or director of the Company or the Bank, or can return such dividends to the Company.

         6.06 Voting of Restricted Shares. After an Award has been granted, the Recipient as conditional owner of the Restricted Stock shall have the right to vote such shares.

         6.07 Delivery of Earned Shares. At the expiration of the restrictions imposed by Section 6.01, the Escrow Agent shall redeliver to the Recipient (or in the case of a deceased Recipient, to his Beneficiary) the certificate(s) and any remaining stock power deposited with it pursuant to Section 5.03 and the shares represented by such certificate(s) shall be free of the restrictions referred to Section 6.01.

7.       Adjustments upon Changes in Capitalization

         In the event of any change in the outstanding shares subsequent to the Effective Date by reason of any reorganization, recapitalization, stock split, stock dividend, combination or exchange of shares, or any merger, consolidation or any change in the corporate structure or shares of the Company, without receipt or payment of consideration by the Company, the maximum aggregate number and class of shares as to which Awards may be granted under the Plan shall be appropriately adjusted by the Committee, whose determination shall be conclusive. Any shares of stock or other securities received, as a result of any of the foregoing, by a Recipient with respect to Restricted Stock shall be subject to the same restrictions and the certificate(s) or other instruments representing or evidencing such shares or securities shall be legended and deposited with the Escrow Agent in the manner provided in Section 6.05.

8.       Assignments and Transfers

         No Award nor any right or interest of a Recipient under the Plan in any instrument evidencing any Award under the Plan may be assigned, encumbered or transferred (within the meaning of Code Section 83) except, in the event of the death of a Recipient, by will or the laws of descent and distribution until such Award is earned.

9.       Key Employee Rights under the Plan

         No Key Employee shall have a right to be selected as a Recipient nor, having been so selected, to be selected again as a Recipient and no Key Employee or other person shall have any claim or right to be granted an Award under the Plan or under any other incentive or similar plan of the Bank or any Affiliate. Neither the Plan nor any action taken thereunder shall be construed as giving any Key Employee any right to be retained in the employ of the Bank or any Affiliate.

10.      Outside Director Rights under the Plan

         Neither the Plan nor any action taken thereunder shall be construed as giving any Outside Director any right to be retained in the service of the Bank or any Affiliate.

11.      Withholding Tax

         Upon the termination of the Restricted Period with respect to any shares of Restricted Stock (or at any such earlier time that an election is made by the Recipient under Section 83(b) of the Code, or any successor provision thereto, to include the value of such shares in taxable income), the Bank or the Company shall have the right to require the Recipient or other person receiving such shares to pay the Bank or the Company the amount of any taxes that the Bank or the Company is required to withhold with respect to such shares, or, in lieu thereof, to retain or sell without notice, a sufficient number of shares held by it to cover the amount required to be withheld. The Bank or the

Company shall have the right to deduct from all dividends paid with respect to shares of Restricted Stock the amount of any taxes which the Bank or the Company is required to withhold with respect to such dividend payments.

12.      Amendment or Termination

         The Board of the Company may amend, suspend or terminate the Plan or any portion thereof at any time, subject to OTS regulations and policy, provided, however, that no such amendment, suspension or termination shall impair the rights of any Recipient, without his consent, in any Award theretofore made pursuant to the Plan. Any amendment or modification of the Plan or an outstanding Award under the Plan shall be approved by the Committee, or the full Board of the Company.

13.      Governing Law

         The Plan shall be governed by the laws of the State of Delaware.

14.      Term of Plan

         The Plan shall become effective on the date of, or a date determined by the Board of Directors following, approval of the Plan by the Company's stockholders. It shall continue in effect until the earlier of (i) ten years from the Effective Date unless sooner terminated under Section 12 hereof, or
(ii) the date on which all shares of Common Stock available for award hereunder, have vested in the Recipients of such Awards.

         IN WITNESS WHEREOF, the Company has caused the Plan to be executed by its duly authorized officers and the corporate seal to be affixed and duly attested, as of the ____ day of _________, 1998.

Date Approved by Shareholders:      __________

Effective Date:                     __________


ATTEST:                                    POCAHONTAS BANCORP, INC.



                                      By:  _______________________________
James A. Edington, Secretary               Skip Martin
                                           President and Chief Executive Officer

                                 REVOCABLE PROXY
                            POCAHONTAS BANCORP, INC.

        [ X ]  PLEASE MARK VOTES AS IN THIS EXAMPLE


                         SPECIAL MEETING OF STOCKHOLDERS
                                OCTOBER 23, 1998

  The undersigned hereby appoints the official proxy committee consisting of all of the members of the Board of Directors, with full powers of substitution, as attorneys and proxies for the undersigned to vote all shares of Common Stock of Pocahontas Bancorp, Inc. (the "Company") which the undersigned is entitled to vote at the Special Meeting of Stockholders ("Meeting") to be held at the Company's main office, 203 West Broadway, Pocahontas, Arkansas, on October 23, 1998 at 10:00 a.m., Arkansas time. The official proxy committee is authorized to cast all votes to which the undersigned is entitled as follows:

1. The ratification and approval of Pocahontas Bancorp, Inc. Stock Option Plan; and


                [   ] FOR      [   ] AGAINST      [   ] ABSTAIN

2. The ratification and approval of Pocahontas Bancorp, Inc. Recognition and Retention Plan.


                [   ] FOR      [   ] AGAINST      [   ] ABSTAIN


   PLEASE CHECK BOX IF YOU PLAN TO ATTEND
   SPECIAL MEETING.                               [   ]



               THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS


  Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.


          Please be sure to sign and date this Proxy in the box below.


                   _________________________________________
                                      Date

                   _________________________________________
                             Stockholder sign above

                   _________________________________________
                         Co-holder (if any) sign above

    Detach above card, sign, date and mail in postage paid envelope provided.

                            POCAHONTAS BANCORP, INC.

  Should the abovesigned be present and elect to vote at the Meeting or at any adjournment thereof and after notification to the Secretary of the Company at the Meeting of the above signed's decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. This proxy may also be revoked by sending written notice to the Secretary of the Company at the address set forth on the Notice of Special Meeting of Stockholders, or by the filing of a later proxy prior to a vote being taken on a particular proposal at the Meeting.

  The abovesigned acknowledges receipt from the Company prior to the execution of this proxy of notice of the Meeting and a proxy statement dated September 16, 1998.

                               PLEASE ACT PROMPTLY
                     SIGN, DATE & MAIL YOUR PROXY CARD TODAY